UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
INVENTRUST PROPERTIES CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

H-E-B plus!
Welcome

Publix

KROGER

InvenTrust
Properties

2024 PROXY STATEMENT

May 7 at 9:00am CT

Held virtually online at:
www.virtualshareholdermeeting.com/IVT2024

Harris Teeter

WHOLE FOODS MARKET

TRADER JOE'S

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 7, 2024

Dear Fellow Stockholder:

We are pleased to invite you to attend the Annual Meeting of stockholders of InvenTrust Properties Corp., a Maryland corporation (“InvenTrust”), on May 7, 2024 at 9:00 a.m. Central Time. Our Annual Meeting will be a “virtual meeting” of stockholders held exclusively online via live webcast. You will be able to attend the virtual Annual Meeting of stockholders online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/IVT2024.

We are excited to embrace the latest technology to provide expanded access to and improved communication for our stockholders. We believe that hosting a virtual meeting will enable greater stockholder attendance and safety, allowing participation from any location around the world and providing cost savings for our stockholders and InvenTrust.

At our Annual meeting, we will ask you to consider and vote upon:

1.	A proposal to elect nine directors to serve until the next Annual Meeting of stockholders and until their successors are duly elected and qualified;

2.	A proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2024;

3.	A proposal to approve, on a non-binding advisory basis, a resolution approving the compensation of our named executive officers (“say-on-pay”) as described in our proxy materials;

4.	A proposal to approve the amended InvenTrust Properties Corp. 2015 Incentive Award Plan; and

5.	Any other business that may properly come before the Annual Meeting, including any postponement or adjournment thereof.

If you were a stockholder of record at the close of business on March 1, 2024, your shares may be voted at the Annual Meeting, including any postponements or adjournments of the Annual Meeting. In order to attend the virtual meeting, you will need your 16-digit control number that will be supplied to all stockholders via the proxy card or voting instructions form. If you have any questions regarding the format of the Annual Meeting, please contact Mr. Dan Lombardo, Vice President of Investor Relations, at dan.lombardo@inventrustproperties.com.

In order to reduce costs and the environmental impact associated with our Annual Meeting, we are primarily furnishing proxy materials to our stockholders electronically as permitted by the U.S. Securities and Exchange Commission. Unless an election has been affirmatively made to receive paper copies of the materials by mail, stockholders will receive a Notice of Annual Meeting and Notice of Internet Availability of Proxy Materials (“Notice”) with instructions for accessing the proxy materials free of charge over the Internet. If you receive a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Notice.

Please promptly submit your proxy by mail, telephone or Internet by following the instructions provided to ensure that your shares will be represented whether or not you attend the Annual Meeting. We encourage you to submit your proxy prior to the Annual Meeting to help ensure that a quorum is present, and our Annual Meeting can proceed.

By order of the Board of Directors,

Christy L. David

E.V.P., Chief Operating Officer, General Counsel and Secretary

March 22, 2024

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

APPENDIX B – SECOND AMENDMENT TO 2015 INCENTIVE AWARD PLAN	B1
APPENDIX C – THE INVENTRUST PROPERTIES CORP. 2015 INCENTIVE AWARD PLAN AS AMENDED	C1

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROXY MATERIALS & ANNUAL MEETING

Information About the Proxy Materials

The board of directors (the “Board”) of InvenTrust Properties Corp., a Maryland corporation (referred to herein as the “Company,” “InvenTrust,” “we,” “our” or “us”), is furnishing the Notice of Annual Meeting, proxy statement and proxy card to you, and to all stockholders of record as of the close of business on March 1, 2024 because the Board is soliciting your proxy to vote at the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”), and at any postponements or adjournments thereof.

The Securities and Exchange Commission (“SEC”) has adopted rules permitting the electronic delivery of proxy materials. In accordance with those rules, we are primarily furnishing proxy materials to our stockholders via the Internet, rather than mailing paper copies of the materials. Internet distribution of the proxy materials is designed to expedite receipt by stockholders and lower costs and the environmental impact of the Annual Meeting. Beginning on or about March 22, 2024, we will mail a Notice of Annual Meeting and Notice of Internet Availability of Proxy Materials (“Notice”) to our stockholders of record as of the close of business on March 1, 2024, which will contain instructions on how to access and review proxy materials, including our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023, and how to submit proxies via the Internet or by telephone. If you received a Notice but would like to submit your proxy by mail or request paper copies of our proxy materials going forward, you may still do so by following the instructions described in the Notice.

Choosing to receive your proxy materials over the Internet will help reduce the environmental impact and costs associated with the printing and mailing of the proxy materials to you. Unless you affirmatively elect to receive paper copies of our proxy materials in the future by following the instructions included in the Notice, you will continue to receive a Notice directing you to a website for electronic access to our proxy materials.

On or about March 22, 2024, we will also begin mailing a full set of proxy materials to certain stockholders who previously requested a paper copy of the proxy materials.

If you own shares of common stock, par value $0.001 per share (the “common stock”), of the Company in more than one account, such as individually or jointly with your spouse, you may receive more than one Notice or set of these materials. Please make sure to authorize a proxy to vote all of your shares in all your accounts.

Important Notice Regarding the Availability of Proxy Materials

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 7, 2024. This proxy statement, the proxy card and our Annual Report on Form 10-K for the year ended December 31, 2023 are available at www.proxyvote.com.

Information About the Annual Meeting

The Annual Meeting will be held on May 7, 2024, beginning at 9:00 a.m., Central Time. The Annual Meeting will be a “virtual meeting” of stockholders held exclusively online via live webcast. We welcome and encourage you to attend. Please note that only stockholders of record as of the close of business on March 1, 2024 (the “record date”) will be permitted to attend and ask questions during the Annual Meeting. Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time limitations. In order to attend the virtual meeting, you will need your 16-digit control number that will be supplied to all stockholders via the proxy card or voting instructions form. During the Annual Meeting, you will be allowed to vote your shares within the online portal as well as submit questions. The online portal will open 60 minutes before the beginning of the Annual Meeting. We encourage you to access the meeting prior to the meeting start time.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROXY MATERIALS & ANNUAL MEETING

Rules governing the conduct of the Annual Meeting will be posted on the virtual meeting platform along with an agenda. We reserve the right to eject an attendee for failure to comply with reasonable requests or for not following the rules of conduct for the meeting, including time limits applicable to attendees who are permitted to speak.

We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or company business. If we receive substantially similar questions, we may group questions together and provide a single response to avoid repetition.

If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the Annual Meeting.

Information About Voting

Your attendance at the virtual meeting or by proxy is needed to ensure that the proposals can be acted upon. We are a widely held company and, as a result, a large number of our stockholders must be present or represented by proxy at the Annual Meeting in order for us to obtain a quorum. THEREFORE, YOUR PRESENCE AT THE VIRTUAL MEETING, IN PERSON VIRTUALLY OR BY PROXY, IS VERY IMPORTANT, EVEN IF YOU OWN A SMALL NUMBER OF SHARES. Your immediate response will save us significant additional expense associated with soliciting stockholder votes.

You will have one vote for each share of common stock held as of the close of business on March 1, 2024, which is the record date for the Annual Meeting. As of March 1, 2024, there were 67,807,831 shares of common stock outstanding and entitled to vote. There is no cumulative voting.

Record Holders

If your shares are registered directly in your name with our transfer agent, Computershare Inc., you are, with respect to those shares, the stockholder of record or record holder. Record holders may vote while in attendance at the virtual Annual Meeting or by granting a proxy to vote on each of the proposals. You may authorize a proxy to vote your shares in any of the following ways:

MAIL: if you received a hard copy proxy card, you may complete and return it as instructed on the proxy card. If you received a Notice, you may request a proxy card at any time by following the instructions on the Notice. You may then complete the proxy card and return it by mail as instructed on the proxy card in the pre-addressed postage paid envelope provided. If mailed, your completed and signed proxy card must be received by May 6, 2024;
TELEPHONE: dial 1-800-690-6903 any time prior to 11:59 p.m. Eastern Time on May 6, 2024, with your Notice in hand and follow the instructions; or

INTERNET: go to www.proxyvote.com any time prior to 11:59 p.m. Eastern Time on May 6, 2024, with your Notice in hand and follow the instructions to obtain your records and to create an electronic voting instruction form.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROXY MATERIALS & ANNUAL MEETING

If you are a record holder and grant a proxy, you may nevertheless revoke your proxy at any time before it is exercised by: (1) sending written notice to us, 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Corporate Secretary; (2) providing us with a properly executed, later-dated proxy; or (3) attending the virtual Annual Meeting and voting your shares while in attendance. Merely attending the Annual Meeting, without further action, will not revoke your proxy.

Beneficial Owners

If your shares are held in a brokerage account or by another nominee, you are the beneficial owner of shares held in street name, and the Notice (or in some cases, a full set of proxy materials) is being forwarded to you automatically, along with instructions from your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares and are also invited to attend the Annual Meeting. Your broker, bank or other nominee has provided voting instructions for you to use in directing how to vote your shares. If you do not provide specific voting instructions by the deadline set forth in the materials you receive from your broker, bank or other nominee, your broker, bank or other nominee can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. See “Withhold, Abstentions and Broker Non-Votes” below for more information about broker non-votes. Beneficial owners who desire to revoke a previously submitted proxy should contact their bank or broker for instructions.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROXY MATERIALS & ANNUAL MEETING

Information Regarding Tabulation of the Vote

Broadridge Investor Communication Solutions, Inc. (“Broadridge”) or its designee will act as the inspector of election and will count the votes.

Information About Items to be Voted on and Vote Necessary for Action to be Taken

At the Annual Meeting, stockholders will consider and vote upon the following matters, and such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof:

1	PROPOSAL NO. 1: Election of nine directors, to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. A plurality of all the votes cast at the Annual Meeting shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote. The Board unanimously recommends a vote FOR each of the nominees for director.

2	PROPOSAL NO. 2: Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2024. A majority of the votes cast at the Annual Meeting shall be sufficient to approve Proposal No. 2. The Board unanimously recommends a vote FOR the ratification of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2024.

3	PROPOSAL NO. 3: Approval, on a non-binding advisory basis, of a resolution approving the compensation of our named executive officers as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules (“say-on-pay”). A majority of the votes cast at the Annual Meeting shall be sufficient to approve Proposal No. 3. The Board unanimously recommends a vote FOR the approval on a non-binding, advisory basis, of a resolution approving the compensation of our named executive officers as disclosed herein pursuant to the SEC’s compensation disclosure rules.

4	PROPOSAL NO. 4: Approval of the InvenTrust Properties Corp. 2015 Incentive Award Plan as amended (the “Amended Plan”). A majority of the votes cast at the Annual Meeting shall be sufficient to approve Proposal No. 4. The Board unanimously recommends a vote FOR the approval of the Amended Plan, attached hereto as Appendix B.

If you return your signed proxy but do not indicate how your shares should be voted, they will be voted “FOR” each director in Proposal No. 1, “FOR” Proposal No. 2, “FOR” Proposal No. 3, and “FOR” Proposal No. 4, in accordance with the Board’s recommendation.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROXY MATERIALS & ANNUAL MEETING

Quorum Requirement

Presence at the Annual Meeting, virtually or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting on any matter shall constitute a quorum. There must be a quorum present in order for us to conduct business at the Annual Meeting.

Withhold, Abstentions and Broker Non-Votes

A “withhold” vote with respect to the election of directors will be considered present for purposes of determining a quorum. Because a plurality of all the votes cast at the Annual Meeting shall be sufficient to elect a director (meaning that the nine director nominees who receive the highest number of “for” votes will be elected) and each of our directors is running unopposed, a “withhold” vote will have no effect with respect to the outcome of election of directors.

An “abstain” vote with respect to the other proposals to be voted on at the Annual Meeting will be considered present for purposes of determining a quorum, but is not considered a vote cast with respect to such proposals. Therefore, an abstention will not have any effect on the outcome of the vote on the ratification of appointment of our independent registered public accounting firm (Proposal No. 2), the approval of the say-on-pay (Proposal No. 3), or the Amended Plan (Proposal No. 4).

A broker non-vote is considered present for purposes of determining whether a quorum exists. A “broker non-vote” occurs if your shares are not registered in your name and you do not provide the record holder of your shares (usually a bank, broker, or other nominee) with voting instructions on a matter and the record holder is not permitted to vote on the matter without instructions from you under applicable rules of the New York Stock Exchange (“NYSE”). The election of directors (Proposal No. 1), say-on-pay (Proposal No. 3) and approval of the Amended Plan (Proposal No. 4) are considered “non-discretionary” items, so if you do not provide instructions to the holder of record, your shares will be treated as broker non-votes, will not be considered as a “vote cast” and will have no effect on the outcome of the vote on such proposals. The ratification of appointment of our independent registered public accounting firm (Proposal No. 2) is a “discretionary” or routine item under NYSE rules. As a result, the shares for which instructions are not provided to the holder of record will not be treated as broker non-votes and brokers who do not receive instructions as to how to vote on Proposal No. 2 generally may vote on this matter in their discretion. Thus, we do not expect any broker non-votes on this proposal.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROXY MATERIALS & ANNUAL MEETING

Costs of Soliciting Proxies

We will bear all costs and expenses incurred in connection with soliciting proxies. Our directors and executive officers may solicit proxies by mail, personal contact, letter, telephone, facsimile or other electronic means. These individuals will not receive any additional compensation for these activities but may be reimbursed by us for their reasonable out-of-pocket expenses. In addition, Broadridge will collect and solicit proxies on our behalf. We will pay Broadridge fees that we expect will not exceed $195,000 and any out-of-pocket expenses for soliciting proxies.

Other Matters

At this time, no other matters are being presented for your consideration at the Annual Meeting. Generally, no business aside from the items discussed in this proxy statement may be transacted at the meeting. If, however, any other matter properly comes before the Annual Meeting as determined by the chair of the meeting, your proxies are authorized to act on the proposal at their discretion.

Householding

Only one Notice or copy of this proxy statement and the 2023 Annual Report on Form 10-K have been sent to certain stockholders who share a single address, unless any stockholder residing at that address has given contrary instructions. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing costs. Additional copies of the Notice, this proxy statement or our Annual Report on Form 10-K for the year ended December 31, 2023, will be furnished to you, without charge, by writing us at: c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations, by emailing us at investorrelations@inventrustproperties.com or by calling us at (855) 377-0510. If you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, please contact us by writing us at: c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations, or by emailing us at investorrelations@inventrustproperties.com, or, if a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

CORPORATE GOVERNANCE PRINCIPLES

Corporate Governance Profile

Our corporate governance is structured in a manner that the Board believes closely aligns the Company’s interests with those of our stockholders. Notable features of our corporate governance structure include the following:

•	Each of our directors being subject to annual elections;

•	of the nine persons who currently serve on our Board, eight have been determined by us to be independent for purposes of the NYSE’s corporate governance listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

•	all of the members of our Audit, Compensation and Nominating and Corporate Governance Committees are independent; we have determined that at least three of our directors qualify as an ‘‘audit committee financial expert’’ as defined by the SEC;

•	our stockholders owning at least 3% or more of the Company’s outstanding common stock continuously for at least three years may nominate and add director candidates in the Company’s proxy materials for annual meetings pursuant to, and subject to the provisions of, the proxy access provision in our Bylaws;

•	our directors have a diversity of skills, experience, gender, ethnicity and backgrounds;

•	we opted out of the provisions of Maryland law that permit the Board to classify itself without stockholder approval;

•	an Equity Retention Policy that requires each director, our CEO and other NEOs, and such other executive officers selected by our CEO and compensation committee, to own a certain amount of our equity;

•	our stockholders, by a majority vote of shares entitled to be cast on the matter, may call a special meeting of stockholders;

•	our Board and stockholders have the concurrent power to adopt, alter or repeal any provision of our bylaws and to make new bylaws;

•	we have opted out of the business combination provisions of the Maryland General Corporation Law (the “MGCL”), and our bylaws provide that we may not opt-in to these provisions without the approval of our stockholders; and

•	we do not have a stockholder rights plan and we will not adopt one without stockholder approval or stockholder ratification within 12 months of adoption of such plan.

Our Charter and Bylaws provide that the number of directors constituting the Board may be increased or decreased by a majority vote of the entire Board, provided the number of directors may not be greater than 11 and may not be decreased to fewer than the minimum number required under the MGCL, which currently is one director. The tenure of office of a director will not be affected by any decrease in the number of directors.

Our Bylaws provide that any vacancy on the Board for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum, any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority vote of the entire Board, and any directors elected to fill a vacancy will hold office until the next annual meeting of stockholders and until a successor is duly elected and qualified.

Corporate Governance Guidelines

Our Board has adopted corporate governance guidelines (the “Corporate Governance Guidelines”) to provide a transparent framework for the effective governance of InvenTrust. The Corporate Governance Guidelines are available on our website at www.inventrustproperties.com through the “Investors – Governance – Governance Documents & Policies” tab. In addition, printed copies of the Corporate Governance Guidelines are available to any stockholder, without charge, by writing us at InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

CORPORATE GOVERNANCE PRINCIPLES

Corporate Culture and Strategy

Our employees are our greatest asset and the foundation for our success. Together, we focus on building an inclusive culture where innovative thinking is valued, collaboration is essential, and communicating the “why” is a necessity. We are committed to creating a corporate culture characterized by high levels of employee engagement, growth and development, as well as health and wellness. We seek to attract and retain diverse and talented professionals who provide a wide range of opinions and experiences to drive our business forward. As of December 31, 2023, we have 104 full-time employees.

We define racial diversity as employees who are African American or Black, Alaskan Native or Native American, Asian, Hispanic or Latinx, and Native Hawaiian or Pacific Islander. We define gender diversity as employees who identify as women or non-binary. Overall diversity across our workforce is approximately 67%, including gender and racial/ethnic groups. Racial diversity across our workforce is 19%. Women represent approximately 61% of our employees.

Our Human Capital strategy is focused on talent management. The basis for hiring, development, training, compensation and advancement are qualifications, performance, skills and experience. We believe our employees are fairly compensated, without regard to gender, race, and ethnicity. All of our employees are offered a comprehensive benefits package, including, but not limited to, paid time off and parental leave, medical, dental and vision insurance, disability, life insurance, 401(k) matching, tuition reimbursement, flexible Fridays and work from home flexibility.

Employee engagement is critical to our success. We believe in fostering a highly engaged inclusive environment which drives growth and productivity. We believe that our heightened focus on development and health and wellness creates a more engaged workforce. In 2023, 87% of our employees were highly engaged according to our Employee Engagement Survey and we were named as one of Chicago’s Top Workplaces by The Chicago Tribune for the second year in a row. We believe that the more engaged our employees are the more likely productivity will increase and drive empowerment throughout the organization for our employees to act like owners. Our hybrid work model provides an opportunity for employees to balance work and life whether they are in the office or at home. We also host monthly events focused on employee education, health and wellness, engagement activities, and giving back to our communities. Our events consist of company-wide executive led meetings to stay connected with our employees, wellness competitions, food trucks, game days, happy hours, and charity events serving our communities. We are proud that 100% of our employees participated in charitable events giving back to our communities in 2023. We also implemented half day Fridays, referred to as our Flexible Fridays program, to help our employees balance work and life focusing on mental health as well as giving back to our communities through charitable endeavors.

We celebrate our employees’ success through our Circle of Excellence awards. Our monthly, “On The Spot” award recognizes employees who go above and beyond their job. Our annual awards, the “Rising Star” and “Standing Ovation” recognize new employees and tenured employees who exhibit exceptional promise, ability, and our InvenTrust values. We monitor our performance through employee engagement surveys and utilize the results to continually improve our organization.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

CORPORATE GOVERNANCE PRINCIPLES

Stockholder Engagement

We have a robust investor engagement program led by our Investor Relations team and the Corporate Secretary’s office. The Company engages proactively with our stockholders, monitors developments in corporate governance and social responsibility, and in consultation with our Board, thoughtfully adopts practices in a manner that best supports our strategy and culture. We view stockholder engagement as continuous dialogue, rather than event-driven. Our engagement approach is grounded in a set of core principles:

TRANSPARENCY: engage openly with stockholders providing information and communications in a timely and understandable manner.

CONSISTENCY: maintain regular and consistent communication to ensure continuity and meaningful engagement.

ACCOUNTABILITY: inform stockholders of the Company’s performance and strategic execution as compared to the Company’s targets.

Therefore, we actively engage with our stockholders in a number of forums on a year-round basis as depicted by the following graphic:

Stockholder feedback is received through all of these interactions. Stockholders may also send correspondence to the InvenTrust Investor Relations email address and, as appropriate, relevant stockholder concerns are addressed promptly by the Investor Relations department. In addition, stockholders may also make their views known through individual voting for directors, say-on-pay advisory votes and other matters submitted to stockholders for approval. Finally, stockholders may submit stockholder proposals in accordance with applicable rules and our Bylaws.

Environmental, Social and Governance (ESG)

ESG is not new to InvenTrust. Since 2013, we have participated in compiling and reporting on ESG metrics with GRESB (formerly “Global Real Estate Sustainability Benchmark”), an independent organization providing ESG performance data and peer benchmarks for investors and organizations. We believe we can enhance our communities, conserve resources and foster a best-in-class working environment while growing long-term stockholder value.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

CORPORATE GOVERNANCE PRINCIPLES

We remain committed to transparency in our investment strategy with a focus on operating efficiency, responding to evolving trends, and addressing the needs of our tenants and communities by continuing to fully integrate environmental sustainability, social responsibility, and strong governance practices throughout our organization.

OUR COMPANY
	•	Annual reporting of our performance on environmental, social and governance (ESG) matters to our Board, with reporting by management to be done annually on strategy and performance to the Board.
ESG Strategy	•	Management of social and environmental capital embedded in our investment strategy, corporate culture and stockholder engagement process.
	•	Membership and participation in industry organizations focusing on sustainability including GRESB and the National Association of Real Estate Investment Trusts (“NAREIT”).
	•	Continue to strategically execute on the 5-year goals stated in our ESG Report.
	•	Conducted a materiality assessment to identify ESG factors that are important to our internal and external stakeholders.
Highlights	•	InvenTrust has been involved with the GRESB Real Estate Assessment since 2013.
	•	InvenTrust has continued to expand on implementing the key principles of ESG and has an ongoing commitment to maximize value for its stakeholders in the long-term while conducting business in a socially, ethical and environmentally friendly manner.
	•	Conducted ESG training for all employees to stay current with industry trends.
ENVIRONMENTAL
Principle	•	We focus on promoting sustainable culture practices through education, awareness, and opportunity in order to preserve our communities’ valuable resources for future generations.
	•	We set measurable 5-year reduction targets for energy, water, waste and greenhouse gas emissions.
	•	11 properties received IREM Certified Sustainable Property designation.
Highlights	•	InvenTrust named a Green Lease Leader (Silver) in 2022, fairly aligning financial and environmental benefits of sustainability initiatives for both InvenTrust and its tenants.
	•	Enlisted an independent third-party to perform limited assurance verification of property energy, water, waste and greenhouse gas data.
SOCIAL
Principle	•	Our people give us a competitive advantage – we strive to hire and retain the best in real estate.
	•	We invest in our people through offering tuition reimbursement, continuing education, and training programs.
	•	Superior benefits - our program focuses on our employees’ health and well-being, financial security, and work-life balance.
Highlights	•	InvenTrust’s 2023 Employee Engagement Survey results showed that 87% of employees are “highly engaged.”
	•	InvenTrust named a Top Chicago Workplace in 2023 by The Chicago Tribune for the second year in a row.
	•	100% employee participation in volunteerism and/or charitable giving in 2023.
	•	100% employee participation in our Diversity, Equity & Inclusion (DEI), Ethics and Anti-Harassment trainings.
GOVERNANCE
Principle	•	The structure and practices of our Board is committed to independence, education, and transparency.
	•	89% of our directors are independent.
	•	33% of our independent directors are women.
Highlights	•	The Board conducts a robust annual review of all its governing documents to ensure that the Company is current and relevant regarding governance trends.
	•	Each new director goes through an on-boarding process to integrate them into the Company, its practices, and its people.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

CORPORATE GOVERNANCE PRINCIPLES

Director Independence

Our business is managed under the direction and oversight of our Board. The members of our Board are Julian E. Whitehurst, our chairperson, Stuart W. Aitken, Amanda E. Black, Daniel J. Busch, Thomas F. Glavin, Scott A. Nelson, Paula J. Saban, Smita N. Shah and Michael A. Stein. As required by our Charter, a majority of our directors must be “independent.” As defined by our Charter, an “independent director” means any director who qualifies as an “independent director” under the provisions of the NYSE Listed Company Manual in effect from time to time. The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the Board must affirmatively determine that a director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company).

Consistent with these considerations, after reviewing all relevant transactions or relationships between each director, or any of his or her family members, and the Company, our management, and our independent registered public accounting firm, and considering each director’s direct and indirect association with the Company and its management, the Board has determined that Mses. Black, Shah and Saban and Messrs. Aitken, Glavin, Nelson, Stein and Whitehurst qualify as independent directors.

Board Leadership Structure and Risk Oversight

Mr. Busch, in his role as our president and chief executive officer, is responsible for managing the strategic direction and for providing the day-to-day leadership of the Company. Mr. Whitehurst, in his role as our chairperson of the Board, organizes the work of the Board and ensures that the Board has access to sufficient information to carry out its functions, including monitoring the Company’s performance. Mr. Whitehurst presides over meetings of the Board and stockholders, establishes the agenda for each meeting and oversees the distribution of information to directors. We have separated the roles of the president and chairperson of the Board in recognition of the differences between the two roles. Our Board believes the current structure is appropriate and effective.

To ensure free and open discussion and communication among the non-employee directors of our Board, the non-employee directors meet periodically in private session with no members of management present. Mr. Whitehurst, as our chairperson, presides at these sessions.

Our Board oversees the business and affairs of our Company, including its long-term health, overall success and financial strength. The full Board is actively involved in overseeing risk management for the Company. Our Board oversees risk through the: (1) review and discussion of regular periodic reports to the Board and its committees, including management reports, leasing activity and property operating data, as well as actual and projected financial results, the corporate model and outputs, and various other matters relating to our business; (2) required approval by the Board of certain transactions, including, among others, acquisitions and dispositions of properties exceeding certain dollar amounts and financings exceeding certain dollar amounts, as set forth in investment policies adopted by the Board; (3) oversight of risk associated with the various elements of compensation by the compensation committee; (4) oversight of cybersecurity and other information technology risks by the audit committee; (5) oversight of risk policies and management as well as major financial risk exposures and steps taken to monitor and control such risks by the audit committee; (6) review of regular periodic reports from our independent public accounting firm, third-party internal audit firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to the qualification of the Company as a real estate investment trust (“REIT”) for tax purposes and our internal control over financial reporting; and (7) oversight of ESG goals, policies and risks through updates to the Board by senior leaders of the ESG Steering Committee.

Policy on Hedging, Pledging and Speculative Transaction

Our Insider Trading Compliance Policy prohibits all directors, officers, and employees from engaging in short-term speculative securities transactions such as short sales and certain hedging or monetization transactions with respect to the Company’s securities. The policy also prohibits all directors, officers, and employees from pledging our securities as collateral for a loan, purchasing such securities on margin or placing such securities in a margin account, unless approved in advance by our General Counsel.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

CORPORATE GOVERNANCE PRINCIPLES

Clawback Policy

We maintain a mandatory clawback policy in compliance with SEC rules and NYSE listing standards (the “Clawback Policy”). Our Clawback Policy provides that the Company shall recover from current or former executive officers excess incentive-based compensation (i.e., incentive compensation that is granted, earned or vested based in whole or in part on the attainment of one or more financial reporting measures) in the event the Company is required to prepare an accounting restatement, unless the compensation committee determines that recovery would be impracticable.

Equity Retention Policy

Our Equity Retention Policy (“ERP”) requires our directors, named executive officers (“NEOs”) and such other executive officers selected by the Company and the compensation committee (collectively, the “Covered Persons”) to own a certain amount of our equity. Our ERP sets forth minimum equity requirements for NEOs and other executive officers as a multiple of the annual base salary and for non-employee directors as a multiple of the annual cash retainer (exclusive of any committee fees and any annual equity retainers). Please refer to the table below for the applicable multiple. Equity interests that count toward the satisfaction of the minimum equity requirement include (i) vested common stock and (ii) unvested restricted common stock or restricted stock units provided that the vesting of such unvested restricted common stock or unrestricted stock units is not subject to the achievement of any performance goals. Each Covered Person shall accumulate the ownership requirements by the later of (i) within five (5) years of becoming a Covered Person or (ii) by December 31, 2026, and thereafter shall retain the minimum equity requirement for the duration of board service or employment, as the case may be. Compliance with the policy will be measured annually as of January 1 of each year (a “Measurement Date”). If after a Covered Person achieves the minimum equity requirement the amount of equity that the Covered Person owns subsequently falls below such minimum equity requirement, as measured on a Measurement Date (the “Drop Date”), then the Covered Person shall not sell any common stock of the Company until such time as the Covered Person has once again met the minimum equity requirement as of a Measurement Date. Notwithstanding the foregoing, a Covered Person may sell up to but not more than fifty percent (50%) of any common stock of the Company for underlying equity awards that vest after the Drop Date to pay any federal, state or local taxes that the Covered Person may owe on the Company common stock underlying such newly vested equity awards.

COVERED PERSON	MULTIPLE OF SALARY / RETAINER
Non-Employee Director	5x
Chief Executive Officer	5x
Chief Financial Officer	3x
Chief Operating Officer	3x

Communicating with Directors

Pursuant to our Corporate Governance Guidelines, discussed above under the heading “Corporate Governance Guidelines,” anyone who would like to communicate with, or otherwise make his or her concerns known directly to the chairperson of our Board, the chairperson of any of the audit, nominating and corporate governance and compensation committees, or to the non-employee or independent directors as a group, may do so by (1) addressing such communications or concerns to the Secretary of the Company, InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, who will forward such communications to the appropriate party, or (2) sending any emails to ShareholderCommunications@inventrustproperties.com. Such communications may be done confidentially or anonymously.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

CORPORATE GOVERNANCE PRINCIPLES

Nominating and Corporate Governance Committee

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
MEMBERS(1): Scott A. Nelson (Chairperson) Thomas F. Glavin Paula J. Saban Smita N. Shah

The nominating and corporate governance committee is responsible for, among other things:

•     identifying individuals qualified to become members of our Board, including conducting inquiries into the background and qualifications of any candidate, and recommending candidates for election to the Board at annual meetings of stockholders (or special meetings of stockholders at which directors are to be elected);

•     reviewing periodically the committee composition and structure of the Board and recommending to the Board the number and function of board committees and directors to serve as members of each committee of the Board;

•     reviewing periodically the Board leadership structure and recommending any proposed changes to the Board;

•     developing and recommending to the Board a set of corporate governance guidelines and, from time to time, reviewing such guidelines and the Company’s code of ethics and business conduct and recommending changes to the Board for approval as necessary;

•     overseeing and monitoring the Company’s sustainability, environmental and corporate social responsibility activities; and

•     overseeing the annual evaluations of the Board.

NUMBER OF MEETINGS IN 2023: 5	Each member of the nominating and corporate governance committee is independent as that term is defined in the rules and regulations of the SEC and the rules of the NYSE.

(1) During the Company’s 2023 fiscal year, Stuart W. Aitken served as chairperson and Michael A. Stein served as a member of the nominating and corporate governance committee. In November 2023, Mr. Nelson was appointed as chairperson and Mses. Saban and Shah were appointed as members of the nominating and corporate governance committee.

The nominating and corporate governance committee charter is available on our website at www.inventrustproperties.com through the “Investors – Governance – Board Committees and Charters” tab. In addition, a printed copy of the charter is available to any stockholder without charge by writing us at InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations.

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Selection of Director Nominees

The nominating and corporate governance committee is responsible for reviewing the qualifications of potential director candidates and recommending those candidates to be nominated for election to the Board. The nominating and corporate governance committee considers relevant experience, skills and knowledge as well as individual qualifications, including personal and professional integrity, ethics and values; commitments to other businesses; independence, including absence of any personal or professional conflicts of interest; corporate governance experience; financial and accounting background; experience in our industry or familiarity with the issues affecting our business; diversity (including age, gender and ethnic and racial background, viewpoint and experience); academic expertise in an area of our operations; practical and mature business judgment, including ability to make independent analytical inquiries and the extent to which the interplay of the candidate’s skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the Company.

The nominating and corporate governance committee screens all potential candidates in the same manner, regardless of the source of the recommendation. The review is expected to be based on any written materials provided with respect to potential candidates, and the nominating and corporate governance committee will review the materials to determine the qualifications, experience and background of the candidates. Final candidates are expected to be interviewed by one or more members of the nominating and corporate governance committee.

The nominating and corporate governance committee will consider director candidates recommended by stockholders for our 2025 annual meeting of stockholders. Any such recommendations must be submitted in accordance with the procedures specified in Section 9 of Article II of our Bylaws. Generally, this requires that the stockholder send certain information, including information about the candidate to our secretary not later than 5:00 p.m. Eastern Time on the 120th day and not earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. For our annual meeting to be held in 2025, a stockholder must provide written notice of a candidate recommendation not earlier than October 23, 2024 and not later than 5:00 p.m., Eastern Time, on November 22, 2024, to our corporate secretary, c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515. The notice must identify the author as a stockholder, provide a brief summary of the candidate’s qualifications and include the information required by our Bylaws for advance notice of stockholder nominees for director. If the shares of our common stock held by the stockholder making the recommendation are held in “street name,” notices should also attach proof of ownership of InvenTrust common stock as of the date of the notice. At a minimum, candidates recommended for nomination to the Board must meet the director independence standards of the NYSE.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

CORPORATE GOVERNANCE PRINCIPLES

Audit Committee

AUDIT COMMITTEE
MEMBERS (1): Amanda E. Black (Chairperson)* Thomas F. Glavin* Smita N. Shah Michael A. Stein*

The audit committee assists the Board in fulfilling its oversight responsibility relating to:

• the integrity of our financial statements;

• our compliance with legal and regulatory requirements;

• the qualifications and independence of the independent registered public accounting firm; and

• the performance of our internal audit function and independent auditors.

NUMBER OF MEETINGS

IN 2023: 4

*Our Board determined that each of Messrs. Glavin and Stein and Ms. Black qualifies as an “audit committee financial expert” as that term is defined in the rules of the SEC.

The audit committee is also responsible for, among other things:

•     appointing, or replacing the independent auditors and retaining, compensating, evaluating and overseeing the work of the independent auditors and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report;

•     preparing the audit committee report required by SEC regulations to be included in our annual report and proxy statement;

•     reviewing and discussing our annual and quarterly financial statements with management and the independent auditor;

•     reviewing and discussing with management, our independent auditors and the head of the internal audit team the adequacy of the Company’s internal audit function;

•     discussing our guidelines and policies with respect to risk assessment and risk management, and our major financial risk exposures and the steps management takes to monitor and control such exposures;

•     considering and discussing with management and our independent auditor our Code of Ethics and Business Conduct, and procedures in place to enforce such code, and, if appropriate, granting any requested waivers;

•     reviewing, and if need be proposing and recommending changes to, the Company’s Whistleblower Policy;

•     establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters;

•     reviewing and approving related person transactions pursuant to our written policy described below under “Related Person Transaction Policy and Procedures;”  and

•     reviewing and providing oversight of management’s cybersecurity risk management program.

Each member of the audit committee is independent as that term is defined in the rules and regulations of the SEC and the rules of the NYSE.

(1) During the Company’s 2023 fiscal year, Thomas F. Glavin served as chairperson and Stuart W. Aitken served as a member of the audit committee. In November 2023, Ms. Black was appointed as chairperson and Mr. Glavin was appointed as a member of the audit committee.

The audit committee charter is available on our website at www.inventrustproperties.com through the “Investors – Governance – Board Committees and Charters” tab. In addition, a printed copy of the charter is available to any stockholder without charge by writing us at InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

CORPORATE GOVERNANCE PRINCIPLES

Compensation Committee

COMPENSATION COMMITTEE
MEMBERS(1): Stuart W. Aiken (Chairperson) Paula J. Saban Michael A. Stein Julian E. Whitehurst NUMBER OF MEETINGS IN 2023: 5	The compensation committee oversees the discharge of the responsibilities of the Board related to determining the compensation that we pay to our named executive officers, including our chief executive officer, and directors and oversees the evaluation of our management
The compensation committee is also responsible for, among other things:

	●	periodically reviewing the human capital practices and compensation philosophy of the Company;

	●	reviewing and approving the corporate goals and objectives with respect to the compensation of our CEO, evaluating the performance of our CEO and determining and approving the compensation of our CEO;

	●	reviewing and setting, or making recommendations to the Board regarding, the compensation for all of our other “executive officers” (as such term is defined in Rule 16a-1 under the Exchange Act) other than our CEO;

	●	reviewing and approving any employment and severance agreement for executive officers;

	●	reviewing and making recommendations to the Board regarding director compensation;

	●	reviewing and approving, or making recommendations to the Board regarding, the Company’s incentive compensation and equity-based plans and arrangements;

	●	establishing, overseeing and/or reviewing all other executive compensation policies, plans and arrangements of the Company;

	●	reviewing our incentive compensation arrangements to confirm that incentive pay does not encourage unnecessary risk taking;

	●	administering and overseeing compliance with the compensation recovery policy required by applicable SEC and NYSE rules;

	●	reviewing the Company’s equity retention and ownership policy for named executive officers and the Board; and

	●	overseeing and annually reviewing the Company’s human capital programs, including diversity, equity and inclusion, as well as culture, talent management, training and organizational health and wellness.

Consistent with the requirements of Rule 10C-1 of the Exchange Act and any other applicable listing requirements and rules and regulations of the NYSE, the committee:

	●	has the sole and exclusive authority, as it deems appropriate to retain and/or replace, as needed, any independent counsel, compensation and benefits consultants and other outside experts or advisors as the committee believes to be necessary or appropriate (the “compensation advisors”);

	●	has the direct responsibility to compensate and oversee any and all compensation advisors retained by the compensation committee; and

	●	has the authority to also utilize the services of the Company’s regular legal counsel or other advisors to the Company.

Each member of the compensation committee is independent and meets the additional standards for the independence of compensation committee members set forth in Section 303A.02 of the NYSE Listed Company Manual, and each is a “non-employee director,” as defined by Section 16 of the Exchange Act.

(1) During the Company’s 2023 fiscal year, Julian E. Whitehurst served as chairperson and Amanda E. Black and Scott A. Nelson served as a member of the compensation committee. In November 2023, Mr. Aitken was appointed as chairperson and Messrs. Stein and Whitehurst were appointed as members of the compensation committee.

The compensation committee charter is available on our website at www.inventrustproperties.com through the “Investors – Governance – Board Committees and Charters” tab. In addition, a printed copy of the charter is available to any stockholder without charge by writing us at InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

CORPORATE GOVERNANCE PRINCIPLES

Code of Ethics

Our Board has adopted a code of ethics and business conduct (the “Code of Ethics and Business Conduct”) applicable to our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer or Controller (or persons performing similar functions), which is available on our website at www.inventrustproperties.com through the “Investors – Governance – Governance Documents and Policies” tab. In addition, printed copies of the Code of Ethics and Business Conduct are available to any stockholder, without charge, by writing us at InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations. Within the time period required by the rules of the SEC, we will post on our website any amendment to, or waiver from, our Code of Ethics and Business Conduct that applies to the Company’s Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer or Controller (or persons performing similar functions).

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROPOSAL NO. 1 Election of Directors

Our Board has nominated the nine individuals set forth below to serve as directors until the next annual meeting and until their succes-sors are duly elected and qualified. We know of no reason why any nominee will be unable to serve if elected. If any nominee is unable to serve, or for good cause will not serve, your proxy may vote for another nominee proposed by the nominating and corporate governance committee and the Board, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the Board increases the number of directors, the Board may fill the vacancy until the next annual meeting and until the director’s successor is duly elected and qualified. Our Board unanimously recommends that you vote “FOR” the election of all nine nominees.

Board Skills and Experience

We believe it is important that our Board is composed of individuals that represent a diverse set of skills, knowledge and professional experience in order to provide effective leadership to support the needs and goals of the Company. The table below highlights the skills and experience of the director nominees.

	Current or Former C-Suite	REITS or Real Estate	Retail	Finance & Accounting Expertise	Legal Expertise	Public Company Experience	Technology
Stuart W. Aitken
Amanda E. Black
Daniel J. Busch
Thomas F. Glavin
Scott A. Nelson
Paula J. Saban
Smita N. Shah
Michael A. Stein
Julian E. Whitehurst

Board Composition

The nominating and corporate governance committee and Board also value length of tenure and individuals with diverse backgrounds (including age, gender, and ethnic and racial backgrounds) when considering director candidates or nominees for election to the Board. The below charts disclose the composition of our Board as of December 31, 2023.

8 YEARS	59	33%	89%
Average Tenure	Average Age	Female Directors	Independent Directors

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROPOSAL NO. 1 Election of Directors

Board Diversity Matrix (as of December 31, 2023)
Gender	Male	Female	Non-Binary	Undisclosed
# of directors based on gender identity	6	3
# Of Directors Who Identity In Any Of The Categories Below	Male	Female	Non-Binary	Undisclosed
African America or Black (not of Hispanic or Latinx origin)
Alaskan Native or American Indian
Asian		1
Hispanic or Latinx
Native Hawaiians and Pacific Islanders
White (not of Hispanic or Latinx origin)	6	2
LGBTQ+
Undisclosed

Vote Required

A plurality of all the votes cast at the Annual Meeting shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote.

Recommendation

The Board unanimously recommends a vote “FOR” each of the nominees for director listed below.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROPOSAL NO. 1 Election of Directors

Our Board of Directors

Set forth below for each director is a discussion of the experience, qualifications, attributes or skills that led the nominating and corporate governance committee and the Board to conclude that the director is qualified and should serve as a director of InvenTrust.

STUART AITKEN Director Since: 2017 Age: 52	Key Experience & Qualifications

Mr. Aitken is a seasoned technology and marketing executive who currently serves as Chief Merchant and Marketing Officer of The Kroger Co. He previously served as Chief Executive Officer of 84.51°, a wholly owned data analytics subsidiary of The Kroger Co. Prior to joining Kroger, Mr. Aitken served as the chief executive officer of dunnhumby USA, LLC from July 2010 to June 2015. Prior to that, he served as Executive Vice President and Chief Marketing Officer for arts-and-crafts retailer Michael’s Stores. Previously, he led marketing strategies, loyalty marketing, data analytics, innovation and category management at Safeway, Inc. for nearly a decade.

Mr. Aitken received his Bachelor of Arts and Master of Science degrees in Information Management from Queen Margaret University and University of Strathclyde, respectively, both located in Scotland.

Committees:

●     Compensation (Chair)

Amanda E. Black Director Since: 2018 Age: 48	Key Experience & Qualifications

Ms. Black has over 25 years of experience as an investor across a diverse set of investment firms and strategies with a specialization in real estate. Ms. Black has extensive experience building and running financial businesses with roles at long-short, long-only, generalist investment funds, and proprietary trading within investment banks where she underwrote and invested in publicly traded real estate companies globally. Throughout her career she led teams and developed, managed and marketed various real estate related financial products. She most recently served as the Global Chief Investment Officer and Managing Director of JLP Asset Management, where she oversaw all investments globally for the firm. Prior to joining JLP Asset Management in 2014, Ms. Black served in roles at various financial institutions including UBS Investment Bank, Colony Capital and A.G. Edwards & Sons.

Ms. Black holds an MBA from Saint Louis University and a B.S. from Southern Illinois University. She was previously licensed as a CPA and earned her CFA designation in 2005.

Committees:

●     Audit (Chair)

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROPOSAL NO. 1 Election of Directors

DANIEL J. BUSCH Director Since: 2021 Age: 42	Key Experience & Qualifications

Mr. Busch serves as our President and Chief Executive Officer. Mr. Busch was appointed to the position of CEO & Director of InvenTrust in August 2021 and President of InvenTrust in February 2021. Mr. Busch joined InvenTrust in September 2019, and served as our Executive Vice President, Chief Financial Officer and Treasurer until August 2021, providing oversight to our financial and accounting practices, and ensuring the financial viability of the Company’s strategy. Prior to that, Mr. Busch served as Managing Director, Retail at Green Street Advisors, an independent research and advisory firm for commercial real estate industry in North America and Europe, where he conducted independent research on the shopping center, regional mall, and net lease sectors. Previously, Mr. Busch served as an equity research analyst at Telsey Advisory Group. He is a member of the Urban Land Institute, contributing as an active member on the Commercial and Retail Development Council.

Mr. Busch received a B.S. in Applied Economics and Management from Cornell University and an MBA with specializations in general finance, financial instruments and markets from New York University.

THOMAS F. GLAVIN Director Since: 2007 Age: 64	Key Experience & Qualifications

Mr. Glavin is the owner of Thomas F. Glavin & Associates, Inc., a certified public accounting firm that he started in 1988. In that capacity, Mr. Glavin specializes in providing accounting and tax services to closely held companies. Mr. Glavin began his career at Vavrus & Associates, a real estate firm, located in Joliet, Illinois, that owned and managed apartment buildings and health clubs. At Vavrus & Associates, Mr. Glavin was an internal auditor responsible for reviewing and implementing internal controls. In 1984, Mr. Glavin began working in the tax department of Touche Ross & Co., where he specialized in international taxation. In addition to his accounting experience, Mr. Glavin also has been involved in the real estate business for over 20 years. Mr. Glavin was a partner in Gateway Homes, which zoned, developed and managed a 440-unit manufactured home park in Frankfort, Illinois. The Manufactured Home Community was sold in April 2019.

Mr. Glavin received his bachelor’s degree in accounting from Michigan State University in East Lansing, Michigan and a Master of Science in taxation from DePaul University, Chicago, Illinois. Mr. Glavin is a member of the Illinois CPA Society and the American Institute of Certified Public Accountants.

Committees:

●     Audit

●     Nominating & Corporate Governance

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROPOSAL NO. 1 Election of Directors

SCOTT A. NELSON Director Since: 2016 Age: 67	Key Experience & Qualifications

Mr. Nelson is Principal of SAN Prop Advisors, a retail real estate advisory firm that he started in early 2016. Clients of SAN Prop Advisors have included major retailers and shopping center developers. Most recently, he served in various senior-level real estate positions at Target Corporation including Senior Vice President Target Properties Canada from 2015 to 2016; Senior Vice President, Target Properties – U.S. in 2014; Senior Vice President, Target Real Estate from 2007 to 2014; and Vice President of Real Estate from 2000 to 2007. In these roles, he was instrumental in the acquisition, development, and optimization of Target’s retail real estate portfolio. He joined the Target real estate department in 1995. Previously, Mr. Nelson spent 10 years at Mervyn’s, a West Coast department store chain, where he served in various positions including Director of Real Estate. He is a member of the International Council of Shopping Centers and served as a Trustee and Executive Committee member of the organization. Since 2009, Mr. Nelson has served as a board member of Heart of America, a non-profit focused on volunteering and improving learning environments in public schools. He is a real estate development and REIT guest speaker at Florida Gulf Coast University.

Committees:

●     Nominating and Corporate Governance (Chair)

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROPOSAL NO. 1 Election of Directors

PAULA J. SABAN Director Since: 2004 Age: 70	Key Experience & Qualifications

Ms. Saban has worked in the financial services and banking industry for over 25 years. She began her career in 1978 with Continental Bank, which later merged into Bank of America. From 1978 to 1990, Ms. Saban held various consultative sales roles in treasury management and traditional lending areas. She also managed client service teams and developed numerous client satisfaction programs. In 1990, Ms. Saban began designing and implementing various financial solutions for clients with Bank of America’s Private Bank and Banc of America Investment Services, Inc. Her clients included top management of publicly held companies and entrepreneurs. In addition to managing a diverse client portfolio, Ms. Saban was responsible for client management and overall client satisfaction. She retired from Bank of America in 2006 as a Senior Vice President/Private Client Manager. In 1994, Ms. Saban and her husband started a construction products company, Newport Distribution, Inc., of which she was secretary and treasurer, and a principal shareholder. The business was sold to a strategic buyer in 2021. Ms. Saban currently serves as a project-based development director of Interim Execs, a placement firm for interim CXO’s.

Ms. Saban received her bachelor’s degree from MacMurray College, Jacksonville, Illinois, and her Master of Business Administration degree from DePaul University, Chicago, Illinois. She is a former president of the Fairview Elementary School PTA and a former trustee of both the Goodman Theatre and Urban Gateways. Ms. Saban served as the legislative chair of Illinois PTA District 37 and as liaison to the No Child Left Behind Task Force of School District 54. Ms. Saban previously served on the Board of Hands On Suburban Chicago, a not-for-profit organization that matches community and corporate volunteers of all ages and skills with opportunities to connect and serve. Ms. Saban is Co-Chair for Women Build, an initiative of Habitat for Humanity of Northern Fox Valley Illinois. Ms. Saban is a member of the Private Directors Association of Chicago and Madame Chair. Ms. Saban previously served as the Chairperson of the Board from 2017 until November 2023.

Committees:

●     Compensation

●     Nominating and Corporate Governance

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROPOSAL NO. 1 Election of Directors

SMITA N. SHAH Director Since: 2022 Age: 50	Key Experience & Qualifications

Ms. Shah is the founder and Chief Executive Officer of SPAAN Tech, Inc., an architecture, engineering, and project management firm with 20+ years expertise in public and private infrastructure projects including transportation, aviation, facilities, and telecommunications systems. She has an extensive business and technical background, earning her Bachelor of Science from Northwestern University, a Master of Science in Civil and Environmental Engineering from M.I.T., and a Post Graduate Certificate in Management Studies from Oxford University.

In recognition of Ms. Shah’s leadership and commitment to the community, she was appointed by President Biden to the President’s Commission on Asian Americans, Native Hawaiians and Pacific Islanders. Her additional civic engagement includes Board Member of the Museum of Science and Industry, Trustee of the Lincoln Academy of Illinois, Visiting Committee for MIT Department of Civil and Environmental Engineering, Environmental Law and Policy Center, and Harris School Council at University of Chicago. She was the recent past Vice Chairman of Chicago Plan Commission, supporting the development of Chicago for the past 14 years.

Ms. Shah serves on the board of MacLean Fogg Company and is a member of the audit committee. She is a Co-Chair of Young President’s Organization (YPO) Chicago, and a member of the Economic Club and Commercial Club of Chicago. Ms. Shah also served as a U.S. delegate for the APEC Women and the Economy Forum (WEF) and is a recipient of the congressionally recognized Ellis Island Medal of Honor.

Committees:

●     Audit

●     Nominating and Corporate Governance

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROPOSAL NO. 1 Election of Directors

MICHAEL A. STEIN Director Since: 2016 Age: 74	Key Experience & Qualifications

Mr. Stein served as Senior Vice President and Chief Financial Officer of ICOS Corporation, a biotechnology company, from 2001 until its acquisition by Eli Lilly in 2007. Mr. Stein was Executive Vice President and Chief Financial Officer of Nordstrom, Inc. from 1998 to 2000.

He served in various capacities with Marriott International, Inc. from 1989 to 1998, including Executive Vice President and Chief Financial Officer from 1993 to 1998. Previously, Mr. Stein spent nearly 20 years in public accounting at Arthur Andersen LLP, where he was a Partner.

Mr. Stein served on the board of directors of Apartment Investment and Management Company (AIMCO), a NYSE listed public REIT, from 2004 until December 2022. AIMCO is focused on property development, redevelopment and various other value-creating investment strategies, targeting the U.S. multifamily market. He served as chair of the investment committee, and served on AIMCO’s audit, compensation and human resources, and nominating, environmental, social, and governance committee. From mid-December 2020, when it was spun-off from AIMCO, until its first annual meeting, on December 7, 2021, Mr. Stein served on the board of directors of Apartment Income REIT Corp (AIR), a NYSE listed public REIT focused on the ownership and management of quality apartment communities located in the largest markets in the United States. He was a member of the audit, compensation and human resources, and nominating and corporate governance committees at AIR. He has also served on the board of directors of two other NYSE companies, Nautilus, Inc. (2007 to 2011) and Getty Images, Inc. (2002- 2008), and Providence Health & Services, a not-for-profit health system, (2008 to 2016), and Fred Hutchinson Cancer Research Center (2001 to 2007).

Mr. Stein has a Bachelor of Science degree from the University of Maryland.

Committees:

●     Audit

●     Compensation

JULIAN E. WHITEHURST Director Since: 2016 Chairperson Since: 2023 Age: 66	Key Experience & Qualifications

Mr. Whitehurst served as a director and as Chief Executive Officer of National Retail Properties, Inc. from 2017 to 2022. He joined National Retail Properties in 2003 and subsequently served in various executive roles, including General Counsel, Chief Operating Officer and President prior to being appointed CEO. He retired as CEO and resigned from the board of directors of National Retail Properties, Inc. in April 2022. Prior to joining National Retail Properties in 2003, Mr. Whitehurst was a partner at the Lowndes Law Firm. Mr. Whitehurst has served in leadership and service roles in various charitable and education related non-profits, as well as industry associations Nareit and ICSC.

Effective November 8, 2023, the board of directors of the Company appointed Mr. Whitehurst Chairperson of the Board.

Committees:

●     Compensation (Chair)

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROPOSAL NO. 1 Election of Directors

Director Compensation

Under our Director Compensation Program, effective as of May 5, 2022 (the “Director Compensation Program”), each non-employee director is entitled to receive an annual cash retainer of $65,000. Non-employee directors are not entitled to meeting fees for attending individual Board or committee meetings. Non-employee committee members and chairpersons and our non-executive chairperson are entitled to receive additional annual cash retainers as indicated herein.

The Director Compensation Program also provides each non-employee director an annual award of restricted stock units (“RSUs”) covering a number of shares of our common stock having a value equal to $120,000 on the grant date, and a tandem dividend equivalent award with respect thereto. Each annual RSU award is granted at our annual meeting of stockholders and will vest in full on the earlier of (i) the date of the next annual meeting of our stockholders following the grant date or (ii) the first anniversary of the grant date, subject to the director’s continued service on the vesting date. Historically, RSU awards have been settled partly in shares of our common stock (75%) and partly in cash (25%). Commencing with awards granted in 2023, RSU awards will be settled entirely in shares of our common stock.

ADDITIONAL CASH COMPENSATION
	CHAIR	MEMBER
Independent Chairperson	$50,000	-
Audit Committee	$25,000	$12,500
Compensation Committee	$20,000	$10,000
Nominating & Corporate Governance Committee	$20,000	$10,000

Business Expenses

Pursuant to the terms of the Director Compensation Program and our standard expense reimbursement policy, we reimburse each non-employee director for reasonable business expenses incurred by the director in connection with his or her services to us.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROPOSAL NO. 1 Election of Directors

Director Compensation Table

The following table summarizes the compensation of our non-employee directors who served on the Board during 2023:

NAME (1)	FEES EARNED OR PAID IN CASH ($) (2)	STOCK AWARDS ($) (3) (4)	TOTAL ($)
Stuart W. Aitken	$97,500	$120,000	$217,500
Amanda E. Black	$87,500	$120,000	$207,500
Thomas F. Glavin	$100,000	$120,000	$220,000
Scott A. Nelson	$75,000	$120,000	$195,000
Paula J. Saban	$125,000	$120,000	$245,000
Smita N. Shah	$77,500	$120,000	$197,500
Michael A. Stein	$87,500	$120,000	$207,500
Julian E. Whitehurst	$85,000	$120,000	$205,000

(1) Mr. Busch did not receive any compensation for his service as a director and his compensation as a NEO is set forth in the Summary Compensation Table.

(2) Amounts reflect annual cash retainers earned in 2023, certain of which were paid in 2024 in arrears.

(3) Amounts reflect the aggregate grant date fair value of RSUs awarded to our non-employee directors in 2023, calculated in accordance with Accounting Standards Codification 718, Compensation - Stock Compensation (“ASC 718”). Assumptions used in the calculation of these amounts are included in Note 2 and Note 11 of our consolidated financial statements for the year ended December 31, 2023.

(4) As of December 31, 2023, each of our non-employee directors held 5,325 unvested RSUs which will vest in full on the earlier of the Annual Meeting date, or May 7, 2024.

Equity Retention Policy (“ERP”)

As more fully discussed above, we maintain the ERP, which includes stock ownership requirements that are applicable to each of our directors. See “Corporate Governance Principles–Equity Retention Policy” for more information.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2023, Mr. Whitehurst, Ms. Black, Mr. Nelson and Ms. Saban served on the compensation committee, with Mr. Whitehurst serving as its chairperson. No member of our compensation committee was, during 2023, an officer, former officer or employee of the Company or any of our subsidiaries or had a relationship requiring disclosure by us under Item 404 of Regulation S-K. None of our execu-tive officers served as a member of (i) the compensation committee of another entity in which one of the executive officers of such entity served on our compensation committee or (ii) the compensation committee of another entity in which one of the executive officers of such entity served as a member of our Board.

Director Meetings Attendance

During the year ended December 31, 2023, our Board met four times. Each of our directors attended at least 75% of the aggregate amount of the meetings of the Board and any committee on which he or she served in 2023. We encourage our directors to attend our annual meetings. All directors who were directors at the time of our annual meeting held on May 4, 2023 attended the meeting.

28

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section discusses the principles underlying our policies and decisions with respect to the compensation of our executive officers who are named in the “Summary Compensation Table” below and the principal factors relevant to an analysis of these policies and decisions. In 2023, our “named executive officers” (“NEOs”) and their positions were as follows:

DANIEL J. BUSCH	President & Chief Executive Officer

Mr. Busch, 42, currently serves as President and Chief Executive Officer of the Company. Mr. Busch’s biographical information is set forth under “Election of Directors” above.

CHRISTY L. DAVID	E.V.P., Chief Operating Officer, General Counsel & Secretary

Ms. David, 45, was appointed as InvenTrust’s Chief Operating Officer in February 2021. She had previously served as Chief Investment Officer, General Counsel and Corporate Secretary. Ms. David joined InvenTrust in 2014 as Managing Counsel – Transactions and held that position until November 2016 when she was named Vice President, Deputy General Counsel and Secretary. Ms. David was promoted to InvenTrust’s General Counsel in 2017 and has served in that role since that time. Prior to joining InvenTrust, Ms. David served at The Inland Group Inc., where she managed, reviewed and drafted legal documents and matters regarding InvenTrust’s acquisitions, dispositions, corporate contracts and spin-offs. Prior to joining the Inland Group, Ms. David served as an Associate Attorney at The Thollander Law Firm and held various positions at David & Associates. Ms. David serves on the Ravinia Associates Board as well as its Nominating Committee. Ms. David received a Juris Doctor from Washington University School of Law and a Bachelor of Business Administration in Finance from Loyola University.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

MICHAEL D. PHILLIPS	E.V.P., Chief Financial Officer & Treasurer

Mr. Phillips, 42, was appointed to the position of CFO of InvenTrust Properties in August 2021. Prior to his appointment, Mr. Phillips served as Senior Vice President and Chief Accounting Officer of InvenTrust. He has been with InvenTrust since 2009, serving in various senior financial and accounting roles such as Controller, Director for Internal Reporting and Senior Accounting Manager for Financial Reporting. Prior to joining the Company, Mr. Phillips worked at Pasquinelli Homebuilding for five years, serving as Manager of Finance. He graduated from The University of Iowa Tippie College of Business with a Bachelor of Business Administration in Finance and received a Master of Science in Real Estate from Roosevelt University. Mr. Phillips is a licensed certified public accountant in the State of Illinois.

This section provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program and each compensation component that we provided in 2023. Each of the key elements of our executive compensation program is discussed in more detail below. The following discussion and analysis of compensation arrangements of our NEOs should be read together with the compensation tables and related disclosures set forth below.

Our executive compensation program is designed to provide a total compensation package intended to align executive compensation with the Company’s performance and with stockholder interests, and to attract, motivate and retain talented and experienced executive officers through competitive compensation arrangements.

At our annual meeting of stockholders on May 4, 2023 (the “2023 Annual Meeting”), we provided our stockholders with an advisory vote to approve the compensation of our NEOs (the “say-on-pay proposal”). At the 2023 Annual Meeting, our stockholders approved, on an advisory basis, the compensation of our NEOs, with over 94.6% of the votes cast in favor of the say-on-pay proposal. In addition, at our 2023 Annual Meeting, we provided our stockholders with an advisory vote to approve the frequency of our future say-on pay votes and over 96.7% of the votes cast at the 2023 Annual Meeting voted in favor of an annual vote. Accordingly, our Board and our compensation committee determined that we will hold a say-on-pay proposal vote to approve the compensation of our NEOs every year. We are conducting a say-on-pay advisory vote at our 2024 Annual Meeting. See Proposal No. 3 below.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

Executive Summary

Summary of 2023 Financial and Operational Results

InvenTrust Properties Corp. is a premier Sun Belt, multi-tenant essential retail REIT that owns, leases, redevelops, acquires, and manages grocery-anchored neighborhood and community centers, as well as high-quality power centers that often have a grocery component. We pursue our business strategy by:

•	Acquiring retail properties in Sun Belt markets;

•	Opportunistically disposing of retail properties;

•	Maintaining a flexible capital structure; and

•	Enhancing our environmental, social and governance practices and standards.

Acquiring retail properties in Sun Belt markets. InvenTrust focuses on Sun Belt markets with favorable demographics, including above average growth in population, employment, income and education levels. We believe these conditions create favorable demand characteristics for grocery-anchored and necessity-based essential retail centers, which will position us to capitalize on potential future rent increases while benefiting from sustained occupancy at our centers. Our strategically located regional field offices are within a two-hour drive of over 95% of our properties which affords us the ability to respond to the needs of our tenants and provides us with in-depth local market knowledge. We believe that our Sun Belt portfolio of high quality grocery-anchored assets is a distinct differentiator for us in the marketplace.

Opportunistically disposing of retail properties. We continue to opportunistically dispose of properties where we believe they no longer meet our investment criteria. These dispositions will allow the Company to re-deploy the proceeds in more attractive opportunities in Sun Belt markets.

Maintaining a flexible capital structure. We believe our current capital structure provides us with the financial flexibility and capacity to fund our current capital needs as well as future growth opportunities. We believe we have the liquidity necessary to continue executing on our strategic and operational objectives while exhibiting focused and disciplined capital allocation. Our flexible capital structure and ample liquidity will allow us to take advantage of future growth opportunities that meet our investment criteria.

Enhancing our environmental, social and governance practices and standards. We continue to focus on environmental, social and governance practices and standards across our platform. We believe we can enhance our communities, conserve resources and foster a best-in-class working environment while growing long term stockholder value. We remain committed to transparency in our investment strategy with a focus on operating efficiency, responding to evolving trends, and addressing the needs of our tenants and communities by continuing to integrate environmental sustainability, social responsibility, and strong governance practices throughout our organization. We believe our concentrated portfolio and focused strategy will allow us to adapt to the evolving needs of stakeholders.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

Funds From Operations

The National Association of Real Estate Investment Trusts (“NAREIT”), an industry trade group, has promulgated a widely accepted non-GAAP financial measure of operating performance known as Funds From Operations (“NAREIT FFO”). Our NAREIT FFO is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Adjustments for unconsolidated joint ventures are calculated to reflect our proportionate share of the joint venture’s funds from operations on the same basis.

In calculating NAREIT FFO, impairment charges of depreciable real estate assets are added back even though the impairment charge may represent a permanent decline in value due to the decreased operating performance of the applicable property. Furthermore, because gains and losses from sales of property are excluded from NAREIT FFO, it is consistent and appropriate that impairments, which are often early recognition of losses on prospective sales of property, also be excluded.

We believe NAREIT FFO Applicable to Common Shares and Dilutive Securities, when considered with the financial statements determined in accordance with GAAP, is helpful to investors in understanding our performance because the historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values historically rise and fall with market conditions, presentations of operating results for a REIT, using historical accounting for depreciation, could be less informative.

Core Funds From Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of our operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within NAREIT FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance. In that regard, we use Core FFO as an input to our compensation plan to determine cash bonuses and measure the achievement of certain performance-based equity awards.

Our adjustments to NAREIT FFO to arrive at Core FFO include removing the impact of (i) amortization of debt discounts and financing costs, (ii) amortization of market-lease intangibles and inducements, net, (iii) depreciation and amortization of corporate assets, (iv) straight-line rent adjustments, (v) gains (or losses) resulting from debt extinguishments (vi) other non-operating revenue and expense items which, in our judgement, are not pertinent to measuring on-going operating performance, and (vii) adjustments for unconsolidated joint ventures to reflect our share of the ventures’ Core FFO on the same basis. Our calculation of Core FFO Applicable to Common Shares and Dilutive Securities does not consider any capital expenditures.

Other REITs may use alternative methodologies for calculating similarly titled measures, which may not be comparable to our definition and calculation of NAREIT FFO Applicable to Common Shares and Dilutive Securities or Core FFO Applicable to Common Shares and Dilutive Securities. Furthermore, NAREIT FFO and Core FFO are not necessarily indicative of cash flow available to fund cash needs and should not be considered as alternatives to net income as an indication of our performance. NAREIT FFO and Core FFO should not be considered as alternatives to our cash flows from operating, investing, and financing activities. Nor should NAREIT FFO and Core FFO be considered as measures of liquidity, our ability to make cash distributions, or our ability to service our debt.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

Compensation Elements

Our executive compensation program for 2023 consisted of the following elements: base salary, annual cash bonus, equity-based long-term incentive awards, retirement benefits and health/welfare benefits. Each of these elements taken separately, as well as each of these elements taken as a whole, was necessary to support our overall compensation objectives. The following table sets forth the key elements of our NEOs compensation for 2023, along with the primary objective associated with each element of compensation.

COMPENSATION ELEMENT PRIMARY OBJECTIVE
TOTAL COMPENSATION	Fixed Component	Base Salary	To compensate ongoing performance of job responsibilities and provide a fixed minimum income level as a necessary tool in attracting and retaining executives.
	Performance Based Component	Annual Cash Bonus	To incentivize the attainment of annual financial, operational and personal objectives and individual contributions to the achievement of those objectives.
		Long-Term Equity Incentive Compensation	To provide incentives that are linked directly to increases in value of the Company as a result of the execution of our long-term plans.
	Benefits Component	Retirement savings - 401(k) plan	To provide retirement savings in a tax-efficient manner.
		Health and Welfare Benefits	To provide typical protections from health, dental, death and disability risks.

The compensation committee believes that executive compensation should reflect the value created for our stockholders, while supporting our operational goals and long-term business plans and strategies. In addition, the compensation committee believes that such compensation should assist us in attracting and retaining key executives critical to our long-term success.

Good Governance and Best Practices

With respect to our executive compensation program, we are committed to staying apprised of current issues, emerging trends, and best practices. To this end, when considering executive officer compensation packages for 2023, our compensation committee worked with our independent compensation consultant, Ferguson Partners Consulting (“FPC”), to conduct a comprehensive market analysis of our executive compensation program and pay, and to generally align target direct compensation for our NEOs conservatively relative to the median of the applicable peer group.

Our executive compensation programs and practices for 2023 included the following features, which we believe are mindful of the concerns of our stockholders.

•	Our NEOs were eligible to earn annual bonuses based upon achievement of specific annual financial, operational and individual objectives that were designed to challenge the NEOs and incentivize strong performance.

•	Our NEOs participated in equity-based incentive plans which provided incentives that are linked directly to increases in the value of the Company.

•	In addition to time-vesting awards, our 2023 equity incentive program for our NEOs includes performance vesting awards, the vesting of which is based on the achievement of total shareholder return (“TSR”) metrics.

•	Our NEOs participated in broad-based Company-sponsored benefits programs on the same basis as other full-time employees.

•	Our NEOs participated in the same defined contribution retirement plan as other employees.

•	FPC, our independent compensation consultant, was retained directly by and reported to the compensation committee.

•	Our compensation committee, in conjunction with FPC, developed a comparative peer groups to analyze the competitiveness of the total pay opportunity provided to our NEOs.

•	We did not provide our executive officers or other employees with tax gross-up payments, supplemental retirement benefits or perquisites.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

Equity Retention Policy (“ERP”)

As more fully discussed above, we maintain the ERP, which includes stock ownership requirements that are applicable to our NEOs and such other executive officers as may be selected by the CEO and the compensation committee. See “Corporate Governance Principles–Equity Retention Policy” for more information.

Stockholder Interest Alignment

Equity awards granted in 2023 to our NEOs included grants of both time-vesting and performance-vesting RSU awards, which entitle each executive to receive shares of our common stock upon vesting of the RSU award. Our annual bonus program, combined with grants of equity-based awards, creates a balanced focus on the achievement of short-term and long-term financial and operational goals. Our compensation committee believes that this “at risk” compensation in the form of annual bonuses and long-term equity-based incentives plays a significant role in aligning management’s interests with those of our stockholders. The following chart reflects our NEO compensation package mix:

CEO	ALL OTHER NEOs

Determination of Compensation

Roles of Our Compensation Committee and Chief Executive Officer in Compensation Decisions

Our compensation committee is responsible for overseeing our executive compensation program, as well as determining and approving the ongoing compensation arrangements for our NEOs. Our compensation committee evaluates the individual performance and contributions of our Chief Executive Officer. Our Chief Executive Officer evaluates the individual performance and contributions of each other NEO, and reports to our compensation committee his recommendations regarding the other NEOs’ compensation.

Engagement of Compensation Consultant

For 2023, our compensation committee retained the services of FPC to serve as the compensation committee’s independent compensation consultant. FPC was engaged to assist the compensation committee with a variety of tasks, which included among other things, analyzing executive and Board compensation relative to peer companies. FPC did not provide any other services to the Company in 2023. Our compensation committee has determined that FPC is independent and does not have any conflicts of interest with the Company.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

Peer Group Review

With respect to the compensation packages offered to our NEOs, the compensation committee reviewed total cash and long-term compensation levels for executive officers of the Company against those of our peer group companies in an effort to set executive compensation at levels that will attract and motivate qualified executives while rewarding performance based on corporate objectives. The compensation committee set compensation levels for each executive officer on the basis of several factors, including the executive officer’s level of experience, competitive market data applicable to the executive officer’s positions and functional responsibilities, promoting recruitment and retention, the performance of the executive officer and the Company’s annual and long-term performance, as applicable.

The peer group used to set 2023 base salaries, bonus targets and long-term equity awards for our NEOs consisted of the following 10 similarly sized REITs:

Executive Compensation Philosophy and Objectives

The market for experienced management is highly competitive in our industry. One of our principal goals and keys to our success is to attract and retain the most highly qualified executives to manage each of our business functions. Our compensation committee works with FPC to understand competitive pay practices within the REIT industry and to design executive compensation programs that fit our business strategy and align the interests of our NEOs with those of our stockholders.

Elements of Executive Compensation Program

The following describes the primary components of our executive compensation program for each of our NEOs for 2023, the rationale for each component and how compensation amounts were determined.

Base Salary

In 2023, we provided our NEOs with a base salary to compensate them for services rendered to us during the year. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The base salaries for each of the NEOs for 2023 were determined based in part on the analysis by FPC of the compensation practices of companies in the Company’s peer group. The adjacent table sets forth the annual base salary rates for each of our NEOs for 2023.

NAME	2023 ANNUAL BASE SALARY
Daniel J. Busch	$850,000
Christy L. David	$525,000
Michael D. Phillips	$475,000

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

Annual Cash Bonuses

Our 2023 compensation program for our NEOs was designed to align key financial and operational achievements with the annual cash bonuses to such NEOs. Annual cash bonuses were focused primarily on financial performance for 2023, as well as individual performance. Under our annual bonus programs for 2023, our NEOs were eligible to earn cash bonuses based on each of their individual performances in support of our financial, operational, and cultural goals for 2023, as well as our achievement in 2023 of performance goals relating to Core FFO per diluted share and same property net operating income (“Same Property NOI”). For more information regarding these metrics including why management believes they are useful for investors, and a reconciliation of each to net income, please see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2023.

Our compensation committee believes these annual targeted operational and financial goals align with our strategy to attain long-term financial stability that will support sustained cash flows beneficial to our stockholders. Performance of each NEO was not evaluated solely upon satisfaction of pre-determined performance goals but was also evaluated subjectively by the compensation committee.

For the Company’s 2023 fiscal year, each of the NEOs was eligible to receive an annual cash bonus based upon the achievement of certain performance goals and individual performance criteria. The annual cash bonus is determined as a percentage of the NEOs annual base salary. The threshold, target, and maximum payout amounts were as follows based on the percentages determined by the compensation committee in February 2023.

Under the annual bonus program for our NEOs, the 2023 performance goals were:

NAME	THRESHOLD	TARGET	MAXIMUM
	(% of annual base salary)	(% of annual base salary)	(% of annual base salary)
Daniel J. Busch	86.25%	150%	213.75%
Christy L. David	66.13%	115%	163.88%
Michael D. Phillips	66.13%	115%	163.88%

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

2023 COMPANY PERFORMANCE TARGET: SAME PROPERTY NOI (2022 - 2023)
THRESHOLD - 0.5X	TARGET - 1.0X	MAXIMUM - 1.5X	2022 RESULTS	PERFORMANCE TO TARGET ACHIEVED[1]
3.5%	4.5%	5.5%	4.9%	1.21X
Why is this Metric Important?
We evaluate the performance of our retail properties based on NOI, which excludes general and administrative expenses, depreciation and amortization, other income and expense, net, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, equity in earnings (losses) from unconsolidated entities, lease termination income and expense, and GAAP rent adjustments such as amortization of market lease intangibles, amortization of lease incentives, and straight-line rent adjustments. We use Same Property NOI as an input to our compensation plan to determine cash bonuses and measure the achievement of certain performance-based equity awards.
Target
The 2023 Company Performance Target for Same Property NOI growth was 4.5%. The target level was set based on the Company’s expectations for the year.
Performance
Actual Same Property NOI, performance was 4.9%, resulting in an achievement of 121% of target.

2023 COMPANY PERFORMANCE TARGET: CORE FFO PER DILUTED SHARE
THRESHOLD - 0.5X	TARGET - 1.0X	MAXIMUM - 1.5X	2022 RESULTS	PERFORMANCE TO TARGET ACHIEVED[1]
$1.57	$1.62	$1.67	$1.65	1.43X
Why is this Metric Important?
Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within NAREIT FFO and other unique revenue and expense items which are not pertinent to measuring a particular company’s on-going operating performance. We use Core FFO as an input to our compensation plan to determine cash bonuses and measure the achievement of certain performance- based equity awards.
Target
The 2023 Company Performance Target for Core FFO per diluted share was $1.62 per share. The target level was set based on the Company’s expectations for the year.
Performance
Actual Core FFO per diluted share was $1.65, resulting in an achievement of 143% of target.

1- Same Property NOI and Core FFO per diluted share represent our publicly reported performance metrics. For purposes of our Performance Target Achieved, Same Property NOI and Core FFO per diluted share are adjusted for additional compensation expense for above-target performance.

Our compensation committee determined that the bonus amounts for individual performance were payable at 100% of target for each of our NEOs.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

Based on the assessments of our performance goal metrics and the individual performance goals, the compensation committee approved the 2023 Annual Bonus Plan awards detailed in the following table:

NAME	2023 BASE SALARY	TARGET BONUS AS % OF SALARY	TARGET BONUS POTENTIAL	ACTUAL 2023 ANNUAL BONUS	COMBINED ACHIEVEMENT FACTOR AS A PERCENTAGE OF TARGET
Daniel J. Busch	$850,000	150%	$1,275,000	$1,581,000	124%
Christy L. David	$525,000	115%	$603,750	$748,650	124%
Michael D. Phillips	$475,000	115%	$546,250	$677,350	124%

Long-Term Equity-Based Incentive

The goals of our long-term equity-based awards granted in 2023 were to promote and encourage efforts towards the execution of our long-term business plans and thereby, to align the interest of our officers, including our NEOs, with those of our stockholders by directly linking the value of the RSUs granted to our NEOs with the value of the Company.

Restricted Stock Unit Awards

In 2023, our compensation committee approved the RSU awards set forth in the adjacent table (with dividend equivalents) to our NEOs (the “RSU Awards”) under the InvenTrust Properties Corp. 2015 Incentive Award Plan (the “Incentive Award Plan”) and pursuant to one or more restricted stock unit award agreements (the “RSU Award Agreements”).

NAME	NUMBER OF RSUs[1]
Daniel J. Busch	174,672
Christy L. David	82,713
Michael Phillips	74,836

1) Performance vesting RSUs are included at maximum performance levels.

Total grants expressed above have been separated into two tranches, as described below:

INCOME AWARD GRANTS	67%	3-Year Performance Based LTI Award	Three year cliff vesting based on total stockholder return relative to NAREIT shopping center index
	33%	3-Year Time Based LTI Award	Annual vesting of one-third award, subject to continued employment

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

Performance-Based Restricted Stock Units

Pursuant to the performance vesting RSU Awards (the “TSR RSUs”) granted to our NEOs in 2023, each NEO is eligible to vest in a number of RSUs ranging from 0% to 100% of the total number of RSUs granted (which is equal to the maximum number of TSR RSUs that may be earned), based on the Company’s total stockholder return relative to the NAREIT shopping center index, during a three-year performance period commencing on January 1, 2023 and ending on December 31, 2025 (the “Performance Period”), subject to the executive’s continued service.

LEVEL TYPE	INDEX RELATIVE PERFORMANCE	RELATIVE TSR PERFORMANCE VESTING PERCENTAGE
	≤ 25th Percentile	0%
“Threshold Level”	> 25th Percentile	25%
“Target Level”	> 50th Percentile	50%
“Maximum Level”	> 75th Percentile	100%

In the event that the Index Relative Performance falls between the levels specified above, the relative TSR Performance Vesting Percentage shall be determined using straight line linear interpolation between such levels.

If an NEO is terminated by the Company other than for “cause”, by the NEO for “good reason”, or due to the NEO’s death or disability (each such term as defined in the applicable RSU Award Agreement) prior to completion of the Performance Period, the TSR RSUs will remain outstanding and eligible to vest in accordance with the performance vesting schedules described in the applicable RSU Award Agreement with the number of TSR RSUs that vest upon the completion of the Performance Period determined on a pro rata basis, based on the number of days that the NEO was employed during the Performance Period. Any TSR RSUs that do not become vested in accordance with the preceding sentence will be cancelled and forfeited by the NEO.

In addition, in the event that a change in control of the Company occurs prior to the completion of the Performance Period, the NEO has not incurred a termination of service prior to such change in control and the awards of TSR RSUs are not continued, converted, assumed or replaced by the successor or surviving entity in such change in control, then the TSR RSUs will vest based on actual performance and assuming the completion of the Performance Period as of, the date of the change in control. Any TSR RSUs that have not vested as of the date on which such change in control occurs will be cancelled and forfeited by the NEO.

Additional information regarding the vesting terms and conditions applicable to all outstanding RSU awards held by our NEOs is set forth under the heading “Potential Payments Upon Termination or Change in Control” below.

Time-Based Restricted Stock Units

Time-vesting RSU Awards granted to our NEOs in 2023 vest in three substantially equal annual installments on the last business day of each of 2023, 2024 and 2025, subject to the executive’s continued service. If an executive’s service is terminated by us other than for “cause,” or by the executive for “good reason,” in either case, on the date of, or during the twenty-four month period following, a change in control of the Company, or due to the executive’s death or “disability” (as defined in the RSU Award Agreement), any then-unvested time-based RSUs will vest in full upon such termination. Upon an executive’s termination of service for any other reason, any then-unvested time-based RSUs will automatically be cancelled and forfeited by the executive. Any RSUs that become vested will be paid to the executive in whole shares of our common stock within 60 days after the applicable vesting date.

Each RSU was granted in tandem with a corresponding dividend equivalent. Each dividend equivalent entitles the executive to receive payments equal to the amount of the dividends paid on the shares of common stock underlying the unvested RSUs to which the dividend equivalent relates.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

2021 Performance-Based Restricted Stock Unit Vesting

During the year ended December 31, 2021, we granted awards of performance-vesting RSUs to Messrs. Busch and Phillips and Ms. David. Fifty percent of the performance-vesting RSUs were subject to vesting based on the Company’s Core FFO per diluted share (“Core FFO RSUs”) and 50% of the performance-vesting RSUs were subject to vesting based on Same Property NOI Growth (“Same Property NOI Growth RSUs”), in each case, during the performance period commencing on January 1, 2021 and ending on December 31, 2023 (the “2021-2023 Performance Period”), subject to the executives’ continued service.

PERFORMANCE METRICS	THRESHOLD	TARGET	MAXIMUM	PERFORMANCE ACHIEVED
Core FFO	$3.94	$4.37	$4.81	78%
Same Property NOI	25%	50%	85%	38%

During the 2021-2023 Performance Period, our Core FFO per diluted share was $4.62 and our Same Property NOI Growth was 4.6%. This resulted in the vesting of our 2021 performance award at 116% of target.

Other Elements of Compensation

In 2023, we provided customary employee benefits to our full- and part-time employees, including our NEOs, including medical and dental benefits, short-term and long-term disability insurance, accidental death and dismemberment insurance, and group life insurance.

We have established a 401(k) retirement savings plan for our employees, including our NEOs, who satisfy certain eligibility requirements. In 2023, our NEOs were eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code (the “Code”) allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. For 2023, we matched dollar for dollar the contributions made by participants in the 401(k) plan for the first $6,000 of the employee’s contributions. These matching contributions are subject to vesting based on the participant’s years of service. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making matching contributions, adds to the overall desirability of our compensation packages and further incentivizes our employees in accordance with our compensation policies.

Severance and Change in Control-Based Compensation

Each of our NEOs has been designated as a participant in our Executive Severance and Change of Control Plan (the “Severance Plan”). The terms and conditions of the Severance Plan and the payments and benefits to which the NEOs may become entitled under such plans in the event of a qualifying termination of employment are more fully described below under “Potential Payments Upon Termination or Change in Control.”

We believe that job security and terminations of employment, both within and outside of the change in control context, are causes of significant concern and uncertainty for senior executives and that providing protections to our NEOs in these contexts is therefore appropriate in order to alleviate these concerns and allow the executives to remain focused on their duties and responsibilities to the Company in all situations.

Furthermore, the RSU Award Agreements provide for accelerated vesting of the awards upon certain terminations of employment. A detailed description of the acceleration provisions applicable to the RSU Awards is set forth under the heading “Potential Payments Upon Termination or Change in Control” below.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

Tax and Accounting Considerations

Code Section 162(m)

Generally, Section 162(m) of the Code disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year to certain of its executive officers. We believe that we qualify as a REIT under the Code and generally are not subject to federal income taxes, provided that we distribute to our stockholders at least 90% of our taxable income each year. As a result of the Company’s tax status as a REIT, the loss of a deduction under Section 162(m) may not affect the amount of federal income tax payable by the Company. Therefore, our Board and our compensation committee generally have not taken the deductibility limit imposed by Section 162(m) into consideration in setting compensation.

Code Section 409A

Section 409A of the Code, or Section 409A, requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities, penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our NEOs, so that they are either exempt from, or satisfy the requirements of, Section 409A.

Code Section 280G

Section 280G of the Code disallows a tax deduction with respect to excess parachute payments to certain executives of companies which undergo a change in control. In addition, Section 4999 of the Code imposes a 20% excise tax on the individual with respect to the excess parachute payment. Parachute payments are compensation linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and acceleration of vesting from long term incentive plans including share units and other equity-based compensation. Excess parachute payments are parachute payments that exceed a threshold determined under Section 280G based on the executive’s prior compensation. In approving the compensation arrangements for our NEOs, our Board and our compensation committee consider all elements of the cost to our Company of providing such compensation, including the potential impact of Section 280G. However, our Board or our compensation committee may, in their judgment, authorize compensation arrangements that could give rise to loss of deductibility under Section 280G and the imposition of excise taxes under Section 4999 when they believe that such arrangements are appropriate to attract and retain executive talent.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

Fiscal 2024 Compensation Decisions

On February 21, 2024, our compensation committee approved certain aspects of the 2024 compensation program for our NEOs, as described below.

2024 Base Salary

In February 2024, the compensation committee approved the following 2024 annual base salaries for Messrs. Busch and Phillips and Ms. David, in each case, effective January 1, 2024:

NAME	2024 ANNUAL BASE SALARY
Daniel J. Busch	$900,000
Christy L. David	$550,000
Michael Phillips	$500,000

2024 Annual Cash Bonuses

In February 2024, the compensation committee also approved the Company’s 2024 annual bonus program for our NEOs. The 2024 program is structured substantially the same as the Company’s 2023 annual bonus program described above. Each NEO’s individual performance goals include an ESG component for 2024.

Long-Term Equity Based Incentive

In February 2024, the compensation committee also approved the Company’s 2024 long-term equity-based compensation program for NEOs. The 2024 program is structured substantially the same as the Company’s 2023 long-term equity-based compensation program described above.

Accounting for Stock-Based Compensation

We follow Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, or ASC Topic 718, for our stock-based compensation awards. ASC Topic 718 requires companies to calculate the grant date “fair value” of their stock based awards using a variety of assumptions. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based awards in their income statements over the period that an employee is required to render service in exchange for the award. Grants of RSU Awards under the Incentive Award Plan are accounted for as equity awards under ASC Topic 718. Our compensation committee regularly considers the accounting implications of significant compensation decisions. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

Executive Compensation Tables

Summary Compensation Table

The following table sets forth certain information with respect to the compensation earned by our NEOs for the years ended December 31, 2023, December 31, 2022, and December 31, 2021.

NAME AND PRINCIPAL POSITION	YEAR	SALARY($)	BONUS($)	STOCK AWARDS ($) (1)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($) (2)	ALL OTHER COMPENSATION($)(3)	TOTAL($)
Daniel J. Busch	2023	850,000	-	3,158,279	1,581,000	11,712	5,600,991
President and Chief Executive	2022	800,000	-	2,834,988	1,479,600	7,160	5,121,748
Officer	2021	624,231	-	2,286,626	806,511	7,160	3,724,528

Christy L. David	2023	525,000	-	1,495,554	748,650	11,450	2,780,654
Executive Vice President, Chief	2022	500,000	-	1,358,420	708,975	7,158	2,574,553
Operating Officer, General Counsel & Secretary	2021	491,413	-	1,480,027	544,635	7,152	2,523,227

Michael D. Phillips	2023	475,000	-	1,353,125	677,350	11,256	2,516,731
Executive Vice President, Chief	2022	450,000	-	1,222,604	638,078	7,095	2,317,777
Financial Officer and Treasurer	2021	339,692	-	377,145	304,721	6,991	1,028,549

(1)	Amounts reflect the full grant-date fair value of RSU Awards granted under the Incentive Award Plan in accordance with ASC Topic 718. With respect to the performance vesting portion of the RSU Awards, amounts reflect the value calculated on a Monte Carlo simulation model that assesses the probability of satisfying the market performance hurdles over the remainder of the performance period based on the Company’s historical common stock performance relative to the other companies within the FTSE Nareit Equity Shopping Centers Index as well as certain other assumptions. Since the performance-vesting portion of the RSU Awards are earned based solely on our relative TSR, they do not have performance conditions as defined under ASC 718, and so there are not maximum grant date fair values based on performance conditions that differ from the grant date fair values shown. Additional details on accounting for stock-based compensation can be found in Note 2 and Note 11 of our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023.

(2)	For 2023, amounts represent the annual bonus awards earned by Messrs. Busch and Phillips and Ms. David in 2023 and paid in 2024 under our annual bonus program.

(3)	The following table sets forth the amount of each other item of compensation paid to, or on behalf of, our NEOs during 2023 included in the “All Other Compensation” column. Amounts for each other item of compensation are valued based on the aggregate incremental cost to us, in each case without taking into account the value of any income tax deduction for which we may be eligible.

NAME	COMPANY CONTRIBUTIONS TO 401(K) PLAN ($)	LIFE INSURANCE PREMIUMS ($)	OTHER PAYMENTS ($) (A)	TOTAL ($)
Daniel J. Busch	6,000	1,500	4,212	11,712
Christy L. David	6,000	1,338	4,112	11,450
Michael D. Phillips	6,000	1,248	4,008	11,256

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

Grants of Plan-Based Awards in 2023

The following table sets forth information regarding grants of plan-based awards made to our NEOs for the year ended December 31, 2023.

NAME	GRANT DATE	ESTIMATED FUTURE PAYOUT UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUT UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF	GRANT DATE FAIR VALUE OF
		THRESHOLD($)	TARGET ($)	MAX ($)	THRESHOLD(#)	TARGET (#)	MAX (#)	STOCK OR SHARE UNITS (#)(3)	STOCK AWARDS ($) (4)

Daniel J. Busch	N/A	733,125	1,275,000	1,816,875	-	-	-	-	-
	2/22/2023	-	-	-	-	-	-	34,516	841,500
	2/22/2023	-	-	-	35,039	70,078	140,156	-	2,316,779
Christy L. David	N/A	347,156	603,750	860,344	-	-	-	-	-
	2/22/2023	-	-	-	-	-	-	16,345	398,491
	2/22/2023	-	-	-	16,592	33,184	66,368	-	1,097,063
Michael D. Phillips	N/A	314,094	546,250	778,406	-	-	-	-	-
	2/22/2023	-	-	-	-	-	-	14,788	360,531
	2/22/2023	-	-	-	15,012	30,024	60,048	-	992,593

(1)	Amounts represent the potential value of cash bonus awards that could have been earned for 2023 under our bonus programs. Under our annual bonus programs for 2023, our NEOs were eligible to earn cash bonuses based on (1) each of their individual performances in support of our financial, operational, and cultural goals for 2023, as well as our achievement in 2023 of performance goals relating to (2) Core FFO per share, and (3) Same Property NOI growth. Please also see “Compensation Discussion and Analysis - Elements of Executive Compensation Program - Annual Cash Bonuses” for a detailed discussion of the 2023 bonus programs and the actual amounts paid to our NEOs thereunder.

(2)	Amounts represent performance vesting RSU Awards granted under the Incentive Award Plan which vest (if at all) based on the Company’s total stockholder return relative to the NAREIT Shopping Center Index. The performance vesting RSU Award is eligible to be earned from 25-100% of number of RSUs subject to the award and will be forfeited if threshold goals are not achieved.

(3)	Represents the time-vesting RSU Awards granted under the Incentive Award Plan.

(4)	Amounts reflect the full grant-date fair value of RSU Awards granted under the Incentive Award Plan in accordance with ASC Topic 718. Additional details on accounting for stock-based compensation can be found in Note 2 and Note 11 of our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Severance Plan

On July 9, 2018, our compensation committee adopted the Severance Plan and has subsequently designated each of Messrs. Busch and Phillips and Ms. David as participants in the Severance Plan.

The terms and conditions of the Severance Plan and the payments and benefits to which the NEOs may become entitled under such plans in the event of a qualifying termination of employment are more fully described below under “Potential Payments Upon Termination or Change in Control.”

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

Outstanding Equity Awards at 2023 Year-End

The following table sets forth the RSU Awards held by each NEO as of December 31, 2023.

NAME	GRANT DATE	NUMBER OF RSUs THAT HAVE NOT VESTED (#)	MARKET VALUE OF RSUs THAT HAVE NOT VESTED ($)(1)	NUMBER OF UNEARNED RSUs THAT HAVE NOT VESTED (#)	MARKET VALUE OF UNEARNED RSUs THAT HAVE NOT VESTED ($)(1)
	February 18, 2021(2)	24,065	609,807	—	—
	August 6, 2021(2)	9,759	247,293	—	—
Daniel J. Busch	February 23, 2022(3)	10,424	264,144	—	—
	February 23, 2022(4)	—	—	124,496	3,154,729
	February 22, 2023(5)	23,126	586,013	—	—
	February 22, 2023(6)	—	—	140,156	3,551,553

	February 18, 2021 (2)	19,653	498,007	—	—
	February 23, 2022 (3)	4,995	126,573	—	—
Christy L. David	February 23, 2022 (4)	—	—	59,654	1,511,632
	February 22, 2023 (5)	10,951	277,498	—	—
	February 22, 2023 (6)	—	—	66,368	1,681,765

	February 18, 2021 (2)	4,515	114,410	—	—
	August 6, 2021 (2)	3,048	77,236	—	—
Michael D. Phillips	February 23, 2022 (3)	4,496	113,929	—	—
	February 23, 2022 (4)	—	—	53,690	1,360,505
	February 22, 2023 (5)	9,908	251,069	—	—
	February 22, 2023 (6)	—	—	60,048	1,521,616

(1)	Amounts represent the number of outstanding RSUs multiplied by $25.34, which is equal to the per share closing price of our common stock on December 29, 2023.

(2)	Represents outstanding RSUs, which satisfied Company Core FFO Per Share and Same Property NOI Growth performance goals as of December 31, 2023 and vested on March 8, 2024.

(3)	Represents outstanding RSUs, which vest, subject to the executive’s continued service on the vesting date, at 100% on the last business day of 2024. If the executive’s service is terminated by us other than for “cause” or by the executive for “good reason,” in either case, on the date of, or during the 24-month period following, a change in control of the Company, or due to the executive’s death or “disability” (as defined in the RSU Award Agreement), the RSU Award will vest in full upon such termination.

(4)	Represents outstanding RSUs, which vest, subject to the executives continued service on the vesting date, based on the Company’s total stockholder return relative to the NAREIT Shopping Center Index during the performance period commencing January 1, 2022 and ending on December 31, 2024. The Company’s total stockholder return relative to the NAREIT Shopping Center Index as of December 31, 2023 would have been 67.60%. In accordance with SEC rules, amounts shown for the performance RSUs granted in 2022 are based on maximum level of achievement.
(5)	Represents outstanding RSUs, which vest, subject to the executive’s continued service on the vesting date with approximately 50% vesting on the last business day of 2024 and 2025. If the executive’s service is terminated by us other than for “cause” or by the executive for “good reason,” in either case, on the date of, or during the 24-month period following, a change in control of the Company, or due to the executive’s death or “disability” (as defined in the RSU Award Agreement), the RSU Award will vest in full upon such termination.
(6)	Represents outstanding RSUs, which vest, subject to the executives continued service on the vesting date, based on the Company’s total stockholder return relative to the NAREIT Shopping Center Index during the performance period commencing January 1, 2023 and ending on December 31, 2025. The Company’s total stockholder return relative to the NAREIT Shopping Center Index as of December 31, 2023 would have been 79.40%. In accordance with SEC rules, amounts shown for the performance RSUs granted in 2023 are based on maximum level of achievement.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

Stock Vested

The following table provides information regarding RSU Awards held by Messrs. Busch and Phillips and Ms. David that vested during 2023:

NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUES REALIZED ON VESTING ($)(1)
Daniel J. Busch	40,263	1,013,877
Christy L. David	21,160	531,560
Michael D. Phillips	14,553	366,716

(1)	Amounts represent the number of shares of our common stock acquired in connection with the vesting of RSUs multiplied by the per share closing price of our common stock on the applicable vesting date.

Potential Payments Upon Termination or Change in Control

Our NEOs are entitled to certain payments and benefits upon a qualifying termination of employment (whether or not such termination is in connection with a change in control) or upon a change in control. The following discussion describes the payments and benefits to which our NEOs would have become entitled upon a qualifying termination or change in control, as applicable, occurring on December 31, 2023.

Executive Severance and Change In Control Plan

Each of our NEOs have been designated as participants in the Severance Plan. Under the Severance Plan, in the event a participant’s employment with the Company is terminated by the Company without “cause” (other than by reason of death or disability) or by the participant for “good reason” (each, as defined in the Severance Plan), the participant will be entitled to receive the following:

•	A severance payment in an amount equal to a multiple of the participant’s annual base salary and target cash bonus, payable in equal installments over a period of 12 months commencing within 60 days following the participant’s termination date (except as described below); and

•	payment or reimbursement by the Company of premiums for healthcare continuation coverage under COBRA for the participant and his or her dependents for up to 18 months after the termination date.

The cash severance multiple for each executive for both non-change of control and change of control termination scenarios is as follows: Mr. Busch – 2x (non-change of control) and 3x (change of control); Ms. David and Mr. Phillips – 1.5x (non-change of control) and 2.5x (change of control). The change of control severance multiple will apply in the event of a qualifying termination of employment that occurs on the date of, or during the 24-month period following, a “change of control” (as defined in the Severance Plan). Cash severance payable in the event of a qualifying change of control termination will be made in a single lump sum payment within 60 days following the participant’s termination date (rather than installments over 12 months). A participant’s right to receive the severance or other benefits described above will be subject to the participant signing, delivering and not revoking a general release agreement in a form generally used by the Company.

The Severance Plan also provides that in the event of a change of control, a participant will be eligible to receive a pro-rated portion of the participant’s target annual bonus for the year in which such event occurs. The Severance Plan further provides that, to the extent that any payment or benefit received by a participant in connection with a change of control would be subject to an excise tax under Section 4999 of the Internal Revenue Code, as amended, such payments and/or benefits will be subject to a “best pay cap” reduction if such reduction would result in a greater net after-tax benefit to the participant than receiving the full amount of such payments.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

Each letter agreement entered into with the executives contains a confidentiality covenant by the executive that extends indefinitely, a noncompetition covenant that extends during the executive’s employment and for a period of one year following a termination of the executive’s employment, and an employee and independent contractor non-solicitation covenant that extends during the executive’s employment and for a period of three years following a termination of the executive’s employment. Each letter agreement also includes a mutual non-disparagement covenant by the executive and the Company.

The Company may amend or terminate the Severance Plan at any time and for any reason, provided that a participant’s right to receive payments and benefits under the Severance Plan may not, without the participant’s written consent, be adversely affected by an amendment or termination of the Severance Plan made within 12 months prior to the participant’s termination of employment or within 12 months before and after a change of control. The Company is required to provide notice to participants within 15 days of any amendment or termination of the Severance Plan.

RSU Awards

The RSU Award Agreements provide for accelerated vesting of the awards in the event of certain terminations of service or change in control of the Company.

Time-Based RSUs

If an NEO’s service is terminated by us other than for “cause” or by the NEO for “good reason,” in either case, on the date of, or during the 24 month period following, a change in control of the Company, or due to the NEO’s death or “disability” (as defined in the RSU Award Agreements), the time-vesting RSU Awards held by the NEO will vest in full upon such termination.

Performance-Based RSUs

If an NEO is terminated by the Company other than for “cause”, by the NEO for “good reason”, or due to the NEO’s death or disability prior to completion of the applicable performance period, the portion of the RSU Award that is subject to performance vesting will remain outstanding and eligible to vest in accordance with the performance vesting schedules described in the applicable RSU Award Agreement with the number of performance vesting RSUs that vest upon the completion of such performance period determined on a pro rata basis, based on the number of days that the NEO was employed during such performance period. If a NEO is terminated by the Company other than for “cause”, by the NEO for “good reason”, or due to the NEO’s death or disability, following the completion of the applicable performance period but prior to the date on which vested RSUs are paid, the RSUs will vest based on actual performance in accordance with the performance vesting schedules described in the applicable RSU Award Agreement. In either case, any performance vesting RSUs that do not become vested will be cancelled and forfeited by the NEO.

In addition, in the event of a change in control of the Company prior to the completion of the applicable performance period, provided that the performance-vesting RSUs are not converted, continued, assumed or replaced, the TSR RSUs will vest based on actual performance as of, and assuming the completion of the performance period as of, the date of such change in control, the Core FFO RSUs will vest based on actual performance as of the date of the change in control (using pro-rated threshold, target and maximum level goals reflecting the portion of the performance period which was completed prior to the change in control), and the Same Property NOI Growth RSUs will vest based on actual performance as of the last day of the Company’s most recently completed fiscal quarter preceding the date of the change in control, in each case, subject to the NEO’s continued service until immediately prior to the change in control. Any RSUs that have not vested as of the date on which the change in control occurs will be cancelled and forfeited by the NEO.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

Summary of Potential Payments

The following table summarizes the payments that would be made to our NEOs, upon the occurrence of certain qualifying terminations of employment or a change in control, assuming such NEO’s termination of employment with the Company occurred on December 31, 2023 and, where relevant, that a change in control occurred on December 31, 2023.

Amounts shown in the table below do not include (1) accrued but unpaid salary or bonuses and (2) other benefits earned or accrued by the NEOs during their employment that are available to all salaried employees, such as accrued vacation.

NAME	BENEFIT	CHANGE OF CONTROL (NO TERMINATION) ($) (1)	TERMINATION UPON DEATH OR DISABILITY(NO CHANGE IN CONTROL) ($) (2)	TERMINATION WITHOUT CAUSE OR FOR GOOD REASON (NO CHANGE IN CONTROL ) ($)	TERMINATION WITHOUT CAUSE OR FOR GOOD REASON (CHANGE IN CONTROL ) ($) (3)
	Cash Severance (4)	—	—	4,250,000	6,375,000
Daniel J.	Accelerated Vesting of RSU Awards (5)	5,809,626	4,068,971	3,218,814	6,659,783
Busch	Company-Paid COBRA Premiums (6)	—	—	49,770	49,770
	Total	5,809,626	4,068,971	7,518,584	13,084,553
	Cash Severance (4)	—	—	1,693,125	2,821,875
Christy L.	Accelerated Vesting of RSU Awards (5)	2,855,185	2,028,416	1,624,345	3,259,256
David	Company-Paid COBRA Premiums (6)	—	—	49,770	49,770
	Total	2,855,185	2,028,416	3,367,240	6,130,901
	Cash Severance (4)	—	—	1,531,875	2,553,125
Michael D.	Accelerated Vesting of RSU Awards (5)	2,319,497	1,572,499	1,207,502	2,684,494
Phillips	Company-Paid COBRA Premiums (6)	—	—	49,770	49,770
	Total	2,319,497	1,572,499	2,789,147	5,287,389

(1)	Includes amounts to which the NEOs would be entitled by reason of accelerated vesting of performance vesting RSU Awards upon a change in control of the Company.

(2)	Includes amounts to which the NEOs would be entitled by reason of continued vesting of a pro-rata portion of the performance vesting RSUs following a termination by reason of death or disability.

(3)	Represents amounts to which NEOs would be entitled upon a qualifying termination of employment occurring on the date of, or during the 24-month period following, a change in control.

(4)	Represents a multiple of the sum of the NEO’s annual base salary and target bonus for the year in which the qualifying termination occurs. The multiple varies by NEO, and whether the executive’s qualifying termination occurs on the date of, or during the 24-month period following, a change in control. For additional details, see “Executive Severance and Change in Control Plan” above.

(5)	Represents the aggregate value of the NEO’s unvested RSUs which would vest in connection with the executive’s termination of employment, calculated, (i) with respect to time-based vesting RSUs by multiplying the applicable number of RSUs subject to each RSU Award by $25.34, which is equal to the per share closing price of our common stock as of December 29, 2023, and (ii) with respect to performance vesting RSUs (a) assuming that performance goals are achieved at maximum as of December 31, 2023 with respect to the occurrence of a change in control of the Company and (b) assuming that performance goals are achieved in line with the interpolated performance of such awards based on the Company’s total stockholder return relative the NAREIT Shopping Center Index as of December 31, 2023 in the case of termination other than for “cause”, by the NEO for “good reason”, or due to the NEO’s death or disability not in connection with a change in control of the Company.
(6)	Represents reimbursement of COBRA premiums. The amounts associated with COBRA premiums were calculated using 2023 enrollment rates, multiplied by the maximum 18-month period during which the executive may be entitled to reimbursement of COBRA premiums.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

CEO Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information regarding the ratio of the annual total compensation of our median employee to the annual total compensation of Daniel J. Busch, our Chief Executive Officer (our “CEO”). We consider the pay ratio specified below to be a reasonable estimate, calculated in a manner that is intended to be consistent with the requirements of Item 402(u) of Regulation S-K.

For 2023, our last completed annual period:

•	the annual total compensation of the employee who represents our median compensated employee (other than our CEO) was $132,882; and

•	the annual total compensation of our CEO was $5,600,991.

Based on this information, for 2023, the annual total compensation of our CEO was approximately 42 times the median of the annual total compensation of all of our employees (other than the CEO).

Determining the Median Employee

Employee Population

The Company used our employee population data as of December 31, 2023 as the reference date for identifying our median employee. As of such date, our employee population consisted of approximately 104 individuals.

Methodology for Determining Our Median Employee

To identify the median employee from our employee population, we used 2023 annual base salary, bonus earned in 2023 and any long-term incentive stock awards granted in 2023. In identifying the median employee, we annualized the compensation of all permanent employees who were new-hires and/or on leave of absence in 2023.

Compensation Measure and Annual Total Compensation of Median Employee

With respect to the annual total compensation of the employee who represents our median compensated employee, we calculated such employee’s compensation for 2023 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

Annual Total Compensation of CEO

With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2023 Summary Compensation Table included in this Proxy Statement.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

Pay Versus Performance Disclosure

Pay Versus Performance Table

The following table sets forth information concerning the compensation of our NEOs for each of the fiscal years ended December 31, 2023, 2022, 2021 and 2020, and our financial performance for each such fiscal year:

	SUMMARY COMPENSATION TABLE TOTAL		COMPENSATION ACTUALLY PAID TO (a) (b):		AVG. SUMMARY COMPENSATION	AVG. COMPENSATION ACTUALLY	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON (C):
YEAR	PEO 1($)	PEO 2 ($)	PEO 1($)	PEO 2 ($)	TABLE TOTAL FOR NON-PEO NEOS ($)	PAID TO NON-PEO NEOS ($) (a) (b)	TOTAL SHAREHOLDER RETURN ($) (c)	PEER GROUP TOTAL SHAREHOLDER RETURN ($) (d)	NET INCOME / (LOSS) (e)	CORE FFO PER DILUTED SHARE ($) (f)
2023	5,600,991	N/A	5,749,726	N/A	2,648,693	2,715,902	115.87	105.70	5,269	1.65
2022	5,121,748	N/A	4,741,770	N/A	2,446,165	2,291,361	89.75	87.46	52,233	1.57
2021	3,724,528	2,937,129	3,627,458	1,767,130	1,775,888	1,732,743	116.32	107.87	(5,360)	1.40
2020	N/A	3,511,634	N/A	3,002,128	899,768	503,133	N/A	N/A	(10,174)	1.35

(a)	Amounts represent Compensation Actually Paid to our PEO and the average Compensation Actually Paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

YEAR	PEO 1	PEO 2	NON-PEO NEOS
2023	Daniel J. Busch		Christy L. David Michael D. Phillips
2022	Daniel J. Busch		Christy L. David Michael D. Phillips
2021	Daniel J. Busch	Thomas P. McGuinness	Christy L. David Michael D. Phillips
2020		Thomas P. McGuinness	Daniel J. Busch Christy L. David Ivy Z. Greaner

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

Compensation Actually Paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

	2023
ADJUSTMENTS	PEO 1($)	AVERAGE NON-PEO NEOS ($)
Deduction for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table for Applicable FY	($3,158,279)	($1,424,340)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	2,845,328	1,283,197
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	293,065	132,175
Increase for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	119,646	55,420
Increase for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	19,470	7,538
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	—	—
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	29,505	13,219
Total Adjustments	$148,735	$67,209

(b)	Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (i) for solely service-vesting RSU awards, the closing price per share on the applicable year-end date(s) or, in the case of vesting dates, the closing price per share on the applicable vesting date(s); (ii) for performance-based RSU awards (excluding any market-based awards), the same valuation methodology as RSU awards above except that the year-end values are multiplied by the probability of achievement of the applicable performance objective as of the applicable date; and (iii) for market-based awards, the fair value calculated by a Monte Carlo simulation model as of the applicable year-end date(s), which utilizes multiple input variables, including expected volatility of our stock price and other assumptions appropriate for determining fair value, to estimate the probability of satisfying the performance objective established for the award, including the expected volatility of our stock price relative to the applicable comparative index and a risk-free interest rate of derived from linear interpolation of the term structure of Treasury Constant Maturities yield rates for the applicable period. For additional information on the assumptions used to calculate the valuation of the awards, see the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and prior fiscal years.
(c)	For the relevant fiscal years, represents the Company’s cumulative TSR with an initial investment of $100 on October 12, 2021, the first day on which our common stock began trading on the NYSE.
(d)	For the relevant fiscal years, represents the cumulative TSR of the NAREIT Shopping Center Index (“NAREIT SCI”) with an initial investment of $100 on October 12, 2021, the first day on which our common stock began trading on the NYSE.
(e)	Amounts are shown in thousands.
(f)	The Company has identified Core FFO per diluted share as the most important additional financial metric used to link pay and performance. Our annual bonus program pays out based on our Core FFO per diluted share achieved for the year. Core FFO per diluted share is a non-GAAP financial measure of a real estate company’s operating performance. We consider Core FFO per diluted share a meaningful measure of operating performance primarily because it avoids the assumption that the value of real estate assets diminishes predictably over time and is a primary way of evaluating our operating performance as compared to other real estate investment trusts. A reconciliation of Core FFO per diluted share to net income is included as Appendix A.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

Relationship Between Compensation Actually Paid and Financial Performance

The following graphs compare the Compensation Actually Paid to our PEO(s) and the average of the Compensation Actually Paid to our remaining NEOs, with (i) our cumulative TSR and (ii) the total shareholder return for the NAREIT SCI, in each case, for the fiscal years ended December 31, 2023, 2022, 2021, and 2020. TSR amounts reported in the graphs assume an initial fixed investment of $100 on October 12, 2021, the first day on which our common stock began trading on the NYSE, and that all dividends, if any, were reinvested. The fiscal year ended December 31, 2020 is not presented because our common stock was not listed on a nationally recognized securities exchange during such fiscal year.

The following graphs compare the Compensation Actually Paid to our PEO(s) and the average Compensation Actually Paid to our remaining NEOs, as compared to reported GAAP Net Income and Core FFO per diluted share, in each case, for the fiscal years ended December 31, 2023, 2022, 2021, and 2020.

One of our primary compensation objectives is to align the financial interest of our PEO and non-PEO NEOs with our stockholders.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

EXECUTIVE COMPENSATION

Pay Versus Performance Tabular List

Following is a list of the most important financial and non-financial measures used to link executive compensation and company performance.

a.	Core FFO per diluted share;

b.	Same Property NOI;

c.	Total stockholder return relative to NAREIT shopping center index; and

d.	Individual performance including consideration of the advancement of our ESG objectives.

For additional details regarding our most important financial performance measures, please see the Executive Compensation section for more information on these measures and how they are taken into account in determining compensation for each of our NEOs.

Compensation Risk Assessment

We believe that our compensation policies and practices appropriately balance near-term performance improvement with sustainable long-term value creation, and that they do not encourage unnecessary or excessive risk taking. In 2023, our management conducted an extensive review of the design and operation of our compensation program and presented their findings to the compensation committee. The review included an assessment of the level of risk associated with the various elements of compensation. Based on this review and assessment, we believe that our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Harris Teeter
Your Neighborhood Food Market & Pharmacy
10140

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

COMPENSATION COMMITTEE REPORT (1)

The compensation committee of the board of directors (the “Board”) of InvenTrust Properties Corp. (the “Company”) has reviewed and discussed with management the Compensation Discussion and Analysis contained in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders (the “Proxy Statement”) and, based on such review and discussions, recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement.

Compensation Committee of the Board of Directors

Stuart W. Aitken (Chairperson)

Paula J. Saban

Michael A. Stein

Julian E. Whitehurst

(1) This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any Company filing under the Securities Act of 1933, as amended or the Securities and Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing, except to the extent that we specifically incorporate this information by reference.except to the extent that we specifically incorporate this information by reference.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

STOCK OWNERSHIP

Stock Owned by Certain Beneficial Owners and Management

The following table provides information with respect to the beneficial ownership of our common stock as of March 1, 2024, by (i) each per-son who we believe is a beneficial owner of more than 5% of our outstanding common stock, (ii) each of our directors, nominees and NEOs, and (iii) all directors, nominees and executive officers as a group.

Unless otherwise indicated, the address of each named person is c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515. Except as otherwise noted in the footnotes below, each person or entity identified below has sole voting and investment power with respect to such securities, and no shares beneficially owned by any director, nominee or executive officer have been pledged as security.

NAME & ADDRESS (WHERE REQUIRED) OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)	% OF SHARES OUTSTANDING (8)
5% OWNERS
BlackRock, Inc.(2)
50 Hudson Yards	6,719,174	9.9%
New York, NY 10001
The Vanguard Group(3)
100 Vanguard Blvd.	9,496,613	14.0%
Malvern, PA 19355
DIRECTORS AND NEOS:
Daniel J. Busch, President & Chief Executive Officer, Director(4)	68,021	*
Christy L. David, Executive Vice President, Chief Operating Officer, General Counsel & Secretary	50,158	*
Michael D. Phillips, Executive Vice President, Chief Financial Officer & Treasurer	22,948	*
Julian E. Whitehurst, Chairperson of the Board (5)	25,351	*
Stuart W. Aitken, Director (5)	19,684	*
Amanda E. Black, Director (5)	17,717	*
Thomas F. Glavin, Director (6)	29,896	*
Scott A. Nelson, Director (5)	23,349	*
Paula J. Saban, Director (7)	25,948	*
Smita N. Shah, Director (5)	7,243	*
Michael A. Stein, Director (5)	22,890	*
All Executive Officers and Directors as a Group (eleven persons)	313,205

* Indicates less than 1%

(1)	For Messrs. Busch and Phillips and Ms. David, the amount does not include shares underlying unvested RSUs. All fractional ownership amounts have been rounded to the nearest whole number.

(2)	As reported on an amendment to statement on Schedule 13G/A filed with the SEC on behalf of BlackRock, Inc. on January 24, 2024. BlackRock, Inc reported sole voting power with respect to 6,491,959 shares, and sole dispositive power with respect to 6,719,174 shares.

(3)	As reported on an amendment to statement on Schedule 13G/A filed with the SEC on behalf of The Vanguard Group on February 13, 2024. The Vanguard Group reported shared voting power with respect to 100,744 shares, sole dispositive power with respect to 9,334,919 shares and shared dispositive power with respect to 161,694 shares.

(4)	Mr. Busch and his spouse share voting and dispositive power over all shares.

(5)	Amount includes an additional 5,325 RSUs, each of which represents a contingent right to receive one share of the Company’s common stock. The RSUs will vest on the date of the Annual Meeting (subject to accelerated vesting in certain circumstances) and will be settled in shares of the Company’s common stock within 60 days after the Annual Meeting.

(6)	Mr. Glavin and his spouse share voting and dispositive power over 2,535 shares. Amount includes an additional 5,325 RSUs, each of which represents a contingent right to receive one share of the Company’s common stock. The RSUs will vest on the date of the Annual Meeting (subject to accelerated vesting in certain circumstances) and will be settled in shares of the Company’s common stock within 60 days after the Annual Meeting.

(7)	Ms. Saban and her spouse share voting and dispositive power over 20,623 shares. Amount includes an additional 5,325 RSUs, each of which represents a contingent right to receive one share of the Company’s common stock. The RSUs will vest on the date of the Annual Meeting (subject to accelerated vesting in certain circumstances) and will be settled in shares of the Company’s common stock within 60 days after the Annual Meeting.

(8)	Based on 67,807,831 shares of our common stock outstanding as of March 1, 2024.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

STOCK OWNERSHIP

Delinquent Section
16(a) Reports

Section 16(a) of the Exchange Act requires each director, executive officer and individual beneficially owning more than 10% of our common stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of our common stock with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by SEC rules to furnish us with copies of all forms they file. Based solely on a review of the copies of these forms furnished to us during, and with respect to, the year ended December 31, 2023, or written representations that no additional forms were required, we believe that all of our executive officers and directors and persons that beneficially owned more than 10% of the outstanding shares of our common stock complied with these filing requirements during the year ended December 31, 2023.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2023

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transaction Policy and Procedures

Our Board has adopted a written policy regarding the review, approval and ratification of transactions with related persons, which we refer to as our “related person policy.” Our related person policy requires that the General Counsel (or his or her designee) shall present to the audit committee any existing or proposed “related person transaction” (defined as any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K)) had, has or will have a direct or indirect interest), including all relevant facts and circumstances relating thereto. The audit committee shall review the relevant facts and circumstances of each related person transaction, including whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, whether the transaction is inconsistent with the interest of the Company and its stockholders, and the extent of the related person’s interest in the transaction, taking into account the conflicts of interest and corporate opportunity provisions of the Company’s organizational documents and Code of Ethics and Business Conduct.

If advance audit committee approval of a related person transaction requiring the audit committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chairperson of the audit committee subject to ratification of the transaction by the audit committee at the audit committee’s next regularly scheduled meeting; provided, that if ratification shall not be forthcoming, management shall make all reasonable efforts to cancel or annul such transaction. Any related person transaction shall be consummated and shall continue only if the audit committee has approved or ratified such transaction in accordance with Section 2-419 of the MGCL (if applicable), or any successor provision thereto, our Charter and Bylaws and the guidelines set forth in our related person policy.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

AUDIT COMMITTEE REPORT (1)

The audit committee of the board of directors (the “Board”) of InvenTrust Properties Corp. (the “Company”) assists the Board in its oversight of the integrity of the Company’s financial statements. Management has the primary responsibility for the financial statements, the reporting process and maintaining an effective system of internal controls over financial reporting. The Company’s independent auditors are engaged to audit and express opinions on the conformity of the Company’s financial statements to United States generally accepted accounting principles.

In addition to fulfilling its oversight responsibilities as set forth in its charter and further described in the section of the Company’s proxy statement for the 2024 Annual Meeting of Stockholders titled “Audit Committee,” the audit committee has performed the following:

•	Prior to the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, reviewed and discussed with management and KPMG LLP (“KPMG”) the Company’s audited consolidated financial statements.

•	Discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

•	Evaluated KPMG’s qualifications, performance and independence (consistent with SEC requirements), which included the receipt and review of the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the audit committee concerning independence and discussions with KPMG regarding its independence.

Based on the reviews and discussions with management and KPMG cited above, including the review of KPMG’s disclosures and letter to the audit committee and review of the representations of management and the reports of KPMG, the audit committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC.

Submitted by the members of the audit committee of the Board.

Audit Committee of the Board of Directors

Amanda E. Black (Chairperson)

Thomas F. Glavin

Smita N. Shah

Michael A. Stein

(1)	This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any Company filing under the Securities Act of 1933, as amended or the Securities and Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing, except to the extent that we specifically incorporate this information by reference.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROPOSAL NO. 2 Ratify Appointment of KPMG LLP

The audit committee has selected KPMG LLP (“KPMG”) to serve as our independent registered public accounting firm for the year ending December 31, 2024. Oversight includes regular executive sessions with KPMG, discussion with KPMG about the scope of the audit, a comprehensive annual evaluation when determining whether to reengage KPMG and direct involvement by the audit committee and its chairperson in the selection of the engagement partner in connection with the mandated PCAOB partner rotation rules. We are asking our stockholders to ratify the selection.

KPMG also served as our independent registered public accounting firm for the year ended December 31, 2023. Representatives of KPMG will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

Stockholder ratification of the selection of KPMG as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate governance practice. Furthermore, the audit committee will take the results of the stockholder vote regarding KPMG’s appointment into consideration in future deliberations. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.

Vote Required

The ratification of Proposal No. 2 requires the affirmative vote of at least a majority of the votes cast on this proposal at the Annual Meeting.

Recommendation

The Board unanimously recommends that you vote “FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2024.

Fees to Independent Registered Public Accounting Firm

The following table presents fees for professional services rendered by our independent registered public accounting firm, KPMG, for the audit of our annual consolidated financial statements for the years ended December 31, 2023 and 2022, together with fees for audit-related services and tax services rendered by KPMG for the years ended December 31, 2023 and 2022, respectively.

NAME	YEAR ENDED DECEMBER 31,
	2023	2022
Audit fees (1)	$1,080,000	$1,183,000
Audit-related fees	—	—
Tax fees (2)(3)	87,252	101,060
All other fees	—	—
Total	$1,167,252	$1,284,060

(1)	Audit fees consists of fees for professional services for the audit of our consolidated financial statements included in our annual report on Form 10-K and review of our condensed financial information included in our quarterly filings on Form 10-Q, including all services required to comply with the standards of the Public Company Accounting Oversight Board (United States), and fees associated with performing the integrated audit of internal controls over financial reporting (Sarbanes-Oxley Section 404 work), as well as fees for services associated with comfort letters, reviews of documents filed with the SEC, consents on SEC registration statements, and fees related to the audit of the IAGM joint venture.

(2)	The Audit Committee discussed these services with KPMG LLP and determined that these services would not impair KPMG LLP’s independence.

(3)	Tax fees are comprised of tax compliance and consulting fees.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROPOSAL NO. 2 Ratify Appointment of KPMG LLP

Approval of Services and Fees

Our audit committee, or the chairperson of our audit committee, must pre-approve any audit and non-audit service provided to us by the independent auditor, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the audit committee or if such service falls within available exceptions under SEC rules. If approved by the chairperson of the audit committee, such approval will be presented to the audit committee at its next meeting. The audit committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to approve audit and permitted non-audit services, provided that the decision of the subcommittee to approve any service shall be presented to the full audit committee at its next scheduled meeting.

The audit committee has reviewed and approved all of the fees charged by KPMG for the years ended December 31, 2023 and 2022, and actively monitors the relationship between audit and non-audit services provided by KPMG. The audit committee concluded that all services rendered by KPMG during the years ended December 31, 2023 and 2022, respectively, were consistent with maintaining KPMG’s independence. As a matter of policy, we will not engage our primary independent registered public accounting firm for non-audit services other than “audit-related services,” as defined by the SEC, certain tax services and other permissible non-audit services that are specifically approved as described above.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROPOSAL NO. 3 Advisory Vote On Named
Executive Officer Compensation (“Say-On-Pay”)

Background

In accordance with Section 14A of the Exchange Act, which was added under the Dodd Frank Wall Street Reform and Consumer Act, we are asking our stockholders to vote upon a resolution to approve, on a non-binding, advisory basis, the compensation of our NEOs as described in the “Compensation Discussion and Analysis” and related compensation tables in this proxy statement.

As described more fully in the Compensation Discussion and Analysis (“CD&A”) section of this proxy statement, the compensation program for our NEOs is designed to align executive compensation with the Company’s performance and with stockholder interests, and to attract, motivate and retain talented and experienced executive officers through competitive compensation arrangements relative to our peer group. The program seeks to align a significant portion of executive compensation with our performance on a short-term and long-term basis through a combination of annual base salaries, annual incentives through cash bonuses and long-term incentives through equity-based compensation. The annual incentive payout for each NEO is based on our financial and operational performance and achievement of the executive’s individual performance goals, and each NEO’s annual cash bonus opportunity provides for threshold, target and maximum bonus amounts, expressed as a percentage of the NEO’s base salary. In addition, long-term incentive awards, including new grants of RSU awards, are intended to encourage actions to maximize stockholder value. We urge our stockholders to review the CD&A section of this proxy statement and related executive compensation tables for more information.

The Board believes that the information provided above and within the CD&A section of this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with our stockholders’ interests to support long-term value creation. The Board unanimously recommends that you vote, on a non-binding, advisory basis, “FOR” the resolution set forth below approving the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion of this proxy statement.

As an advisory vote, this proposal is not binding upon the Company. However, our Board and compensation committee value the opinions expressed by our stockholders in their vote on this proposal, and will carefully consider the outcome of the vote when making future compensation decisions for our NEOs. At the 2023 Annual Meeting of Stockholders, the Company’s stockholders voted in favor of holding annual say-on-pay votes, and following the 2023 stockholder vote, our Board determined to continue to hold annual advisory say-on-pay votes. Unless our Board modifies its determination regarding the frequency of future say-on-pay advisory votes, the next say-on-pay vote will be held at the annual meeting of stockholders in 2025.

Vote Required

The approval of Proposal No. 3 requires the affirmative vote of at least a majority of the votes cast on this proposal at the Annual Meeting.

Recommendation

The Board unanimously recommends that stockholders vote “FOR” the approval of Proposal No. 3.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROPOSAL NO. 4 APPROVAL OF AMENDED

INVENTRUST PROPERTIES CORP. 2015 INCENTIVE AWARD PLAN

Background

On June 19, 2015, the Company adopted the InvenTrust Properties Corp. Incentive Award Plan (the “2015 Plan”). On May 6, 2016, our Board adopted the first amendment to the 2015 Plan.

The 2015 Plan authorizes the grant of options to purchase common stock and the grant of restricted stock awards, performance bonus awards, dividend equivalent awards, stock payment awards, restricted stock unit awards, performance share awards, other incentive awards and stock appreciation rights (collectively, “awards”). The 2015 Plan provides that the maximum number of shares of common stock that may be issued pursuant to awards is 3,000,000 shares (after giving effect to the 1-for-10 reverse stock split of our common stock effected on August 5, 2021 (the “Reverse Split”). As of March 15, 2024, 123,906 shares of common stock remain available for issuance pursuant to awards granted under the 2015 Plan.

On March 20, 2024 the Board adopted the second amendment to the 2015 Plan (the “Amendment”), subject to approval of the 2015 Plan, as amended by the Amendment, by our stockholders, in order to continue the Company’s ability to grant awards under the 2015 Plan. The 2015 Plan as amended by the Amendment, is hereafter referred to as the “Amended Plan.” As more fully described below and if the Amended Plan is approved by stockholders, the Amendment will:

1.	Increase the aggregate number of shares of common stock that may be issued pursuant to awards under the 2015 Plan by 2,750,000 shares (thereby increasing the aggregate share authorization to 5,750,000 shares (the “Share Reserve Increase”));

2.	Provide that in no event may a permitted transferee of an award under the Amended Plan be a third-party financial institution;

3.	Eliminate the plan administrator’s authority to include any grant “reload” provisions in awards granted under the Amended Plan; and

4.	Provide that no awards intended as incentive stock options shall be granted under the Amended Plan after the tenth anniversary of the date on which the Amendment was adopted by the Board.

If the Amended Plan is not approved by stockholders and the remaining shares authorized for issuance under the 2015 Plan are exhausted, then the Company may no longer be able to use equity awards as part of its incentive compensation program. In order to provide appropriate and competitive incentive compensation opportunities, the Company may be limited to granting incentive awards that are payable in cash.

In its determination to approve the Amended Plan, the Board considered an analysis of certain burn rate and dilution factors, peer group market practices and trends, and the costs of the Amendment.

•	Our three-year average burn rate was approximately .30% as shown in the following table.

Burn Rate

	2023	2022	2021	THREE-YEAR AVERAGE
Restricted shares granted	152,393	127,862	209,539	163,265
Performance shares granted (at “max”)	445,828	396,338	218,835	353,667
Performance shares vested	60,042	76,520	—	45,521
Total Shares (1)	212,435	204,382	209,539	208,785
Weighted Average Shares Outstanding Basic	67,531,898	67,406,233	71,072,933	68,670,355
Burn Rate	0.31%	0.30%	0.29%	0.30%

(1) Reflects the aggregate number of restricted shares granted and performance shares vested in the applicable year.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROPOSAL NO. 4 APPROVAL OF AMENDED

INVENTRUST PROPERTIES CORP. 2015 INCENTIVE AWARD PLAN

Overhang

The following table provides certain additional information regarding our incentive award program subsequent to December 31, 2023.

ROLLFORWARD OF OUTSTANDING FULL VALUE AWARDS
Total number of shares subject to outstanding full value awards at December 31, 2023	1,172,363
Total number of time-based restricted shares granted in February 2024	159,252
Total number of performance-based restricted shares granted in February 2024 (at “max”)	335,936
Total number of 2021 performance-based restricted shares vested in 2024	(113,954)
Total number of unearned 2021 performance-based shares added back to the Incentive Award Plan	(82,665)
Total number of shares subject to outstanding full value awards at March 15, 2024	1,470,932

ROLLFORWARD OF SHARES AVAILABLE FOR FUTURE ISSUANCE UNDER THE INCENTIVE AWARD PLAN
Total number of shares available for future issuance under the Incentive Award Plan at December 31, 2023	536,429
Total number of time-based restricted shares granted in February 2024	(159,252)
Total number of performance-based restricted shares granted in February 2024 (at “max”)	(335,936)
Total number of unearned 2021 performance-based shares added back to the Incentive Award Plan	82,665
Total number of shares available for future issuance under the Incentive Award Plan at March 15, 2024	123,906

SUMMARY OF OVERHANG ACTIVITY	MARCH 15, 2024(1)
Total number of shares subject to outstanding full value awards	1,470,932
Total number of shares available for grant under Incentive Award Plan	123,906
Total number of shares outstanding	67,874,528
Per share closing price of common stock as reported on the New York Stock Exchange	$24.76

(1)	There are no outstanding stock options or SARS.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROPOSAL NO. 4 APPROVAL OF AMENDED

INVENTRUST PROPERTIES CORP. 2015 INCENTIVE AWARD PLAN

The Board believes that the 2015 Plan has benefited the Company and promoted the incentive and retention objectives of the 2015 Plan. The Board also believes that increasing the number of shares of common stock that may be issued under the Amended Plan is critical to support the Company’s emphasis on motivating and compensating its executive officers and its other employees with equity-based compensation to maintain and strengthen the alignment of their interests with those of the Company and the stockholders. In light of the factors described above, and the fact that the ability to continue to grant equity-based compensation is vital to our ability to attract and retain employees in the competitive labor markets in which we compete, the Board believes that the size of the share reserve under the Amended Plan is reasonable and appropriate at this time.

The material features of the Amended Plan are summarized below. This summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Amendment and the Amended Plan, copies of which are attached to this proxy statement as Appendix B and Appendix C, respectively, and each of which is incorporated herein by reference.

Summary of the Amended Plan, as Amended by the Amendment

The summary of the 2015 Plan appearing below is qualified in its entirety by the actual terms of the Amended Plan. As used in this summary, the term “award” means a stock option, restricted stock award, performance bonus award, dividend equivalent award, stock payment award, restricted stock unit award, performance share award, other incentive award and stock appreciation right granted under the 2015 Plan.

Eligibility

Employees and consultants of the Company and its subsidiaries and non-employee directors of the Company are eligible to receive awards under the Amended Plan. As of March 1, 2024, approximately 36 employees (including 3 executive officers), no advisors or consultants, and 8 non-employee directors are eligible to receive awards under the Amended Plan; however, this number is subject to change as the number of individuals in our business is adjusted to meet our operational requirements.

Administration

The Amended Plan is administered by our Board with respect to awards to non-employee directors and by our compensation committee with respect to other participants, each of which may delegate its duties and responsibilities to committees of our directors and/or officers (referred to collectively as the “plan administrator”), subject to certain limitations that may be imposed under Section 16 of the Exchange Act and/or stock exchange rules, as applicable. The plan administrator has the authority to administer the Amended Plan, including the authority to select award recipients, determine the nature and amount of each award, and determine the terms and conditions of each award. If the Amended Plan is approved by our stockholders, the plan administrator will not have the authority to include any grant “reload” provisions in awards granted under the Amended Plan. The plan administrator also has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the Amended Plan, subject to its express terms and conditions.

Size of Share Reserve; Limitations on Awards

The maximum aggregate number of shares that may be issued pursuant to awards (including incentive stock options) under the 2015 Plan without giving effect to the Amendment is 3,000,000 shares (after giving effect to the Reverse Split). If the Amended Plan is approved by our stockholders, the Amendment will increase the aggregate share authorization by 2,750,000 shares so that a total of 5,750,000 shares of common stock may be issued under the Amended Plan. The maximum number of shares that may be issued under the Amended Plan upon the exercise of incentive stock options is 3,000,000 shares (after giving effect to the Reverse Split).

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROPOSAL NO. 4 APPROVAL OF AMENDED

INVENTRUST PROPERTIES CORP. 2015 INCENTIVE AWARD PLAN

If any shares subject to an award under the Amended Plan are forfeited, expire or are settled for cash, any shares subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the Amended Plan. However, the following shares may not be used again for grant under the Amended Plan: (1) shares tendered or withheld to satisfy grant or exercise price or tax withholding obligations associated with an award; (2) shares subject to a stock appreciation right (“SAR”) that are not issued in connection with the stock settlement of the SAR on its exercise; and (3) shares purchased on the open market with the cash proceeds from the exercise of options. To the extent permitted under applicable securities exchange rules, if any, without stockholder approval, awards granted under the Amended Plan in connection with the assumption, replacement, conversion or adjustment of outstanding equity awards in the context of a corporate acquisition or merger will not reduce the shares authorized for grant under the Amended Plan.

The maximum number of shares of common stock that may be subject to one or more awards granted to any one participant pursuant to the Amended Plan during any calendar year is 450,000 shares (after giving effect to the Reverse Split) and the maximum amount that may be paid under a cash award pursuant to the Amended Plan to any one participant during any calendar year period is $10,000,000. The maximum aggregate value, determined as of the grant date under applicable accounting standards, of awards that may be granted to any non-employee director pursuant to the Amended Plan during any calendar year is $500,000.

Awards

The Amended Plan provides for the grant of stock options, restricted stock, dividend equivalents, stock payments, RSUs, performance shares, other incentive awards and SARs. All awards under the Amended Plan will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards will be settled in shares of our common stock or cash, as determined by the plan administrator.

•	Stock Options. Stock options, including incentive stock options (“ISOs”) and nonqualified stock options (“NSOs”), provide for the purchase of shares of our common stock in the future at an exercise price set on the grant date. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute options granted in connection with a corporate transaction. The term of a stock option may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders). Vesting conditions determined by the plan administrator may apply to stock options and may include continued service, performance and/or other conditions. ISOs may only be granted under the Amended Plan to the extent that the requirements of Section 422 of the Internal Revenue Code (the “Code”) are complied with, including the shareholder approval requirements under Treasury Regulation Section 1.422-2(b)(2).

•	Restricted Stock Units. Restricted stock units (“RSUs”) are contractual promises to deliver shares of our common stock (or the fair market value of such shares in cash) in the future, which may also remain forfeitable unless and until specified vesting conditions are met. RSUs generally may not be sold or transferred until vesting conditions are removed or expire. The shares underlying RSUs will not be issued until the RSUs have vested, and recipients of RSUs generally will have no voting or dividend rights prior to the time the RSUs are settled in shares, unless the RSU includes a dividend equivalent right (in which case the holder may be entitled to dividend equivalent payments under certain circumstances). Delivery of the shares underlying the RSUs may be deferred under the terms of the award or at the election of the participant, if the plan administrator permits such a deferral. On the settlement date or dates, we will issue to the participant one unrestricted, fully transferable share of our common stock (or the fair market value of one such share in cash) for each vested and non-forfeited RSU.

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PROPOSAL NO. 4 APPROVAL OF AMENDED

INVENTRUST PROPERTIES CORP. 2015 INCENTIVE AWARD PLAN

•	Restricted Stock. Restricted stock is an award of nontransferable shares of our common stock that remain forfeitable unless and until specified vesting conditions are met. Vesting conditions applicable to restricted stock may be based on continuing service, the attainment of performance goals and/or such other conditions as the plan administrator may determine. In general, restricted stock may not be sold or otherwise transferred until all restrictions are removed or expire. With respect to restricted stock that is subject to performance-based vesting conditions, dividends which are paid prior to vesting will only be paid out to the participant to the extent that the performance-based vesting conditions are subsequently satisfied and the share of restricted stock vests.

•	Stock Appreciation Rights. SARs entitle their holder, upon exercise, to receive an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a SAR may not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction) and the term of a SAR may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to SARs and may include continued service, performance and/or other conditions. SARs under the Amended Plan will be settled in cash or shares of common stock, or in a combination of both, as determined by the administrator.

•	Performance Shares. Performance shares are contractual rights to receive a range of shares of our common stock in the future based on the attainment of specified performance goals, in addition to other conditions which may apply to these awards. Conditions applicable to performance shares may be based on continuing service, the attainment of performance goals and/or such other conditions as the plan administrator may determine.

•	Stock Payments. Stock payments are awards of fully vested shares of our common stock that may, but need not, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards.

•	Other Incentive Awards. Other incentive awards are awards other than those enumerated in this summary that are denominated in, linked to or derived from shares of our common stock or value metrics related to our shares, and may remain forfeitable unless and until specified conditions are met. Other incentive awards may be linked to any specific performance criteria determined by the plan administrator.

•	Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our common stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are credited as of dividend payment dates during the period between a specified date and the date such award terminates or expires, as determined by the plan administrator. Dividend equivalents with respect to an award that is subject to performance-based vesting will only be paid out to the participant to the extent that the performance-based vesting conditions are subsequently satisfied and the award vests.

•	Performance Bonus Awards. Performance bonus awards are cash bonus awards that are granted subject to vesting and/or payment based on the attainment of specified performance goals.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROPOSAL NO. 4 APPROVAL OF AMENDED

INVENTRUST PROPERTIES CORP. 2015 INCENTIVE AWARD PLAN

Certain Transaction

The plan administrator has broad discretion to take action under the Amended Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the Amended Plan and outstanding awards. In the event of a “change in control” of the Company (as defined in the Amended Plan), to the extent that awards will not be continued, converted, assumed or replaced by the surviving or successor entity, such awards will become fully vested and exercisable immediately prior to the closing of the transaction.

Foreign Participants, Claw-Back Provisions, Transferability, and Participant Payments

The plan administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States. All awards will be subject to the provisions of any claw-back policy implemented by us to the extent set forth in such claw-back policy and/or in the applicable award agreement. With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the Amended Plan are generally non-transferable prior to vesting, and are exercisable only by the participant, unless otherwise provided by the plan administrator. If the Amended Plan is approved by our stockholders, the Amended Plan will provide that in no event may a permitted transferee of an award be a third-party financial institution. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the Amended Plan, the plan administrator may, in its discretion, accept cash or check, shares of our common stock that meet specified conditions, a “market sell order” or such other consideration as it deems suitable.

Plan Amendment and Termination

Our Board may amend or terminate the Amended Plan at any time; however, except in connection with certain changes in our capital structure, stockholder approval will be required for any amendment that “reprices” any stock option or SAR or cancels any stock option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares. In addition, no amendment, suspension or termination of the Amended Plan may, without the consent of the affected participant, impair any rights or obligations under any previously-granted award, unless the award itself otherwise expressly so provides. If the Amended Plan is approved by our stockholders, no ISO may be granted pursuant to the Amended Plan after the tenth anniversary of the date on which our Board adopted the Amendment.

Additional REIT Restrictions

The Amended Plan provides that no participant will be granted, become vested in the right to receive or acquire or be permitted to acquire, or will have any right to acquire, shares under an award if such acquisition would be prohibited by the restrictions on ownership and transfer of our stock contained in our charter or would impair our status as a REIT.

Certain Material U.S. Federal Income Tax Consequences

The following is a brief description of the principal United States federal income tax consequences related to grants made under the Amended Plan and certain other United States federal income tax issues. It is not intended as tax advice to participants, who should consult their own tax advisors.

Non-Qualified Stock Options

A participant will not be subject to tax at the time a non-qualified stock option is granted, and no tax deduction will then be available to the Company. Upon the exercise of a non-qualified stock option, an amount equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise will be included in the participant’s ordinary income and we will generally be entitled to deduct the same amount. Upon disposition of shares acquired upon exercise, appreciation or depreciation after the date of

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROPOSAL NO. 4 APPROVAL OF AMENDED

INVENTRUST PROPERTIES CORP. 2015 INCENTIVE AWARD PLAN

exercise will generally be treated by the participant or transferee of the non-qualified stock option as either capital gain or capital loss.

Incentive Stock Options. A participant will not be subject to regular income tax at the time an ISO is granted or exercised, and no tax deduction will then be available to the Company; however, the participant may be subject to the alternative minimum tax on the excess of the fair market value of the shares received upon exercise of the ISO over the exercise price. Upon disposition of the shares acquired upon exercise of an ISO, capital gain or capital loss will generally be recognized in an amount equal to the difference between the sale price and the exercise price, as long as the participant has not disposed of the shares within two years after the date of grant or within one year after the date of exercise and has been employed by us at all times from the grant date until the date three months before the date of exercise (one year in the case of permanent disability). If the participant disposes of the shares without satisfying both the holding period and employment requirements, the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price but, in the case of a failure to satisfy the holding period requirement, not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss.

We are not entitled to a tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.

Other Grants

The current federal income tax consequences of other grants authorized under the Amended Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); RSUs, dividend equivalents, unrestricted stock and performance awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid (other than employment taxes which are generally paid at the time such compensation is deferred or vested). In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) with respect to covered employees.

Section 162(m) of the Internal Revenue Code

Section 162(m) generally places a $1,000,000 annual limit on a publicly held corporation’s tax deduction for compensation paid to certain executive officers.

We believe that we qualify as a REIT under the Code and generally are not subject to federal income taxes, provided that we distribute to our stockholders at least 90% of our taxable income each year. As a result of the Company’s tax status as a REIT, the loss of a deduction under Section 162(m) may not affect the amount of federal income tax payable by the Company. Therefore, our Board and our compensation committee generally have not taken the deductibility limit imposed by Section 162(m) into consideration in setting compensation.

Section 280G of the Internal Revenue Code

If awards under the Amended Plan are granted, vest or are paid contingent on a change in control or a subsequent termination of employment, some or all of the value of the award may be considered an “excess parachute payment” under Section 280G of the Internal Revenue Code, which would result in the imposition of a 20 percent federal excise tax on the recipients of the excess parachute payments and a loss of our deduction for the excess parachute payments.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROPOSAL NO. 4 APPROVAL OF AMENDED

INVENTRUST PROPERTIES CORP. 2015 INCENTIVE AWARD PLAN

Section 409A of the Internal Revenue Code

Section 409A of the Internal Revenue Code (“Section 409A”), which was enacted as part of the American Jobs Creation Act in late 2004, substantially changed the federal income tax law applicable to non-qualified deferred compensation, including certain equity-based compensation. The terms and conditions governing any grants that the compensation committee determines will be subject to Section 409A, including any rules for elective or mandatory deferral of the delivery of cash or shares of our common stock pursuant thereto, must be set forth in writing, and must comply in all respects with Section 409A.

New Plan Benefits

Other than with respect to awards to non-employee directors, because grants under the Amended Plan are generally within the discretion of the compensation committee, it is not possible to determine the future grants that will be made under the Amended Plan.

As described above under “Director Compensation,” pursuant to our Director Compensation Program, our non-employee directors receive annual equity grants in the form of RSUs and corresponding dividend equivalent rights. The table below sets forth the aggregate grant value that all non-employee directors as a group are expected to receive in 2024 pursuant to our current Director Compensation Program. As reflected in the table below, none of the NEOs are guaranteed grants pursuant to any contract or other arrangement. If our stockholders do not approve the Amended Plan, we expect that sufficient shares will remain available for grant to our non-employee directors at the 2024 Annual Meeting under the 2015 Plan.

NAME AND POSITION	DOLLAR VALUE	NUMBER OF UNITS
Named Executive Officers	—	—
Daniel J. Busch, President and Chief Executive Officer	—	—
Christy L. David, E.V.P., Chief Operating Officer, General Counsel and Secretary	—	—
Michael D. Phillips, E.V.P. and Chief Financial Officer	—	—
All Executive Officers as a Group	—	—
All Current Non-Employee Directors, as a Group	$960,000	—
All Non-Executive Officer Employees as a Group	—	—

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROPOSAL NO. 4 APPROVAL OF AMENDED

INVENTRUST PROPERTIES CORP. 2015 INCENTIVE AWARD PLAN

History of Grants Under the 2015 Plan

The table below sets forth summary information concerning the number of shares of our common stock subject to awards granted to certain persons under the 2015 Plan since its inception through March 1, 2025. The per share market value of our stock on that date was $25.53.

NAME AND POSITION	RESTRICTED STOCK UNITS (#) (1)
Named executive officers
Daniel J. Busch	421,603
Christy L. David	233,643
Michael D. Phillips	162,178
All current executive officers, as a group	817,424
All current non-employee directors, as a group
Current Director Nominees
Stuart W. Aitken	24,474
Amanda E. Black	21,847
Thomas F. Glavin	34,888
Scott A. Nelson	29,211
Paula J. Saban	34,588
Smita N. Shah	7,882
Michael A. Stein	29,211
Julian E. Whitehurst	31,838
All non-employee directors, as a group	213,639
Each associate of any such directors, executive officers or nominees	—
Each other person who received or is to receive 5% of such options or rights	—
All employees, including all current officers who are not executive officers, as a group	505,591

(1) For performance-vesting awards, reflects target number of RSUs.

Registration

We intend to file a registration statement on Form S-8 with the SEC with respect to the Amendment to cover shares issuable under the Amended Plan.

Vote Required

Approval of the Amended Plan requires the affirmative “FOR” vote of the holders of a majority of the votes cast on the proposal at the Annual Meeting.

Recommendation

The Board recommends a vote “FOR” the approval of the Amended Plan.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

PROPOSAL NO. 4 APPROVAL OF AMENDED

INVENTRUST PROPERTIES CORP. 2015 INCENTIVE AWARD PLAN

Equity Compensation Plan Information

The following table provides information regarding our equity compensation plans as of December 31, 2023.

PLAN CATEGORY	PLAN DESCRIPTION	NUMBER OF SHARES ISSUABLE UPON VESTING OF OUTSTANDING RSU AWARDS (a)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN I)
Equity compensation plans not approved by security holders:	InvenTrust Properties Corp. 2015 Incentive Award Plan (b)	1,172,363	536,429
Equity compensation plans approved by stockholders:	InvenTrust Properties Corp. 2023 ESPP	—	3,288,272
Total		1,172,363	3,824,701

(a) Represents restricted share unit (“RSU”) awards outstanding under the InvenTrust Properties Corp. 2015 Incentive Award Plan as of December 31, 2023.

(b) The weighted average grant date price per share of common stock underlying the unvested restricted stock units based on total outstanding restricted stock units as of December 31, 2023 was $19.36.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

STOCKHOLDER PROPOSALS

Nominations of Director Candidates for the 2025 Annual Meeting

Stockholder nominations of director candidates must be submitted in advance to the Company in accordance with the procedures specified in Section 9 of Article II of our current Bylaws. Generally, this requires that the stockholder send certain information about the candidate to our secretary not later than 5:00 p.m., Eastern Time, on the 120th day and not earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Notices of nominations for directors may only be submitted by stockholders who were stockholders at the record date set for the annual meeting, at the time of giving notice as provided in Section 9 of Article II of the Bylaws and at the time of the annual meeting, and any postponement or adjournment thereof, who is entitled to vote at the meeting in the election of directors. For our annual meeting to be held in 2025, a stockholder must provide written notice of a candidate nomination not earlier than October 23, 2024 and not later than 5:00 p.m., Eastern Time, on November 22, 2024, to our corporate secretary, c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515. Nominations of director candidates by stockholders must also comply with the other procedures specified in Article II, Section 9 of our Bylaws. A copy of our Bylaws may be obtained by written request to our corporate secretary at the same address. Additional information regarding director nominations is included above under the heading Corporate Governance Principles – Nominating and Corporate Governance Committee.

Our proxy access Bylaw also permits a stockholder (or a group of up to 20 stockholders) owning 3% or more of our outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials director candidates constituting up to the greater of two individuals or 20% of the Board, if the nominating stockholder(s) and the nominee(s) satisfy the eligibility, procedural and disclosure requirements specified in our Bylaws. Generally, this requires that the nominating stockholder(s) send the information required by our Bylaws to our corporate secretary not later than 5:00 p.m., Eastern Time, on the 120th day and not earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. For the 2025 annual meeting, notice of a proxy access nomination must be delivered to our corporate secretary at the address provided above not earlier than October 23, 2024 and not later than 5:00 p.m., Eastern Time, on November 22, 2024.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any director nomination that does not comply with these requirements, our Bylaws or other applicable requirements.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

STOCKHOLDER PROPOSALS

Other Stockholder Proposals for the 2025 Annual Meeting

Stockholders intending to present any other proposal for action by the stockholders at an annual meeting are subject to the same notice provisions under Section 9 of Article II of our Bylaws for director candidate nominations as discussed above. Accordingly, for our annual meeting to be held in 2025, a stockholder must provide written notice to the Company of a proposal not earlier than October 23, 2024 and not later than 5:00 p.m., Eastern Time, on November 22, 2024.

Our Bylaws do not change the deadline for a stockholder seeking to include a proposal in our proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act or affect a stockholder’s right to present for action at an annual meeting any proposal so included. Rule 14a-8 requires that notice of a stockholder proposal requested to be included in our proxy materials pursuant to that Rule must generally be furnished to our corporate secretary not later than 120 days prior to the anniversary date of our proxy statement for the previous year’s annual meeting. For our annual meeting to be held in 2025, stockholder proposals to be considered for inclusion in the proxy statement under Rule 14a-8 must be received by our corporate secretary no later than November 22, 2024. Proposals by stockholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

All stockholder proposals should be submitted in writing and addressed to our corporate secretary, c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2025 annual meeting. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

ANNUAL REPORT TO STOCKHOLDERS

We have filed an Annual Report on Form 10-K for the year ended December 31, 2023 with the Securities and Exchange Commission. You may obtain, free of charge, a copy of the 2023 Annual Report on Form 10-K by writing to InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations, or by telephoning us, toll free, at (855) 377-0510. Copies of exhibits will be provided upon payment of a nominal fee equal to our expenses in furnishing such exhibits. Our Annual Report on Form 10-K may also be accessed electronically on our website at www.inventrustproperties.com through the “Investors - Financials - SEC Filings” tab.

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ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT 2024

APPENDIX A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

The National Association of Real Estate Investment Trusts (“NAREIT”), an industry trade group, has promulgated a widely accepted non-GAAP financial measure of operating performance known as Funds From Operations (“NAREIT FFO”). Our NAREIT FFO is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Adjustments for IAGM are calculated to reflect our proportionate share of the joint venture’s funds from operations on the same basis.

In calculating NAREIT FFO, impairment charges of depreciable real estate assets are added back even though the impairment charge may represent a permanent decline in value due to the decreased operating performance of the applicable property. Furthermore, because gains and losses from sales of property are excluded from NAREIT FFO, it is consistent and appropriate that impairments, which are often early recognition of losses on prospective sales of property, also be excluded.

We believe NAREIT FFO Applicable to Common Shares and Dilutive Securities, when considered with the financial statements determined in accordance with GAAP, is helpful to investors in understanding our performance because the historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values historically rise and fall with market conditions, presentations of operating results for a REIT, using historical accounting for depreciation, could be less informative.

Core Funds From Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of our operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within NAREIT FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance. In that regard, we use Core FFO as an input to our compensation plan to determine cash bonuses and measure the achievement of certain performance-based equity awards.

Our adjustments to NAREIT FFO to arrive at Core FFO include removing the impact of (i) amortization of debt discounts and financing costs, (ii) amortization of market-lease intangibles and inducements, net, (iii) depreciation and amortization of corporate assets, (iv) straight-line rent adjustments, (v) gains (or losses) resulting from debt extinguishments (vi) other non-operating revenue and expense items which, in our judgement, are not pertinent to measuring on-going operating performance, and (vii) adjustments for IAGM to reflect our share of the ventures’ Core FFO on the same basis. Our calculation of Core FFO Applicable to Common Shares and Dilutive Securities does not consider any capital expenditures.

Other REITs may use alternative methodologies for calculating similarly titled measures, which may not be comparable to our definition and calculation of NAREIT FFO Applicable to Common Shares and Dilutive Securities or Core FFO Applicable to Common Shares and Dilutive Securities. Furthermore, NAREIT FFO and Core FFO are not necessarily indicative of cash flow available to fund cash needs and should not be considered as alternatives to net income as an indication of our performance. NAREIT FFO and Core FFO should not be considered as alternatives to our cash flows from operating, investing, and financing activities. Nor should NAREIT FFO and Core FFO be considered as measures of liquidity, our ability to make cash distributions, or our ability to service our debt.

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APPENDIX A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

NAREIT FFO Applicable to Common Shares and Dilutive Securities and Core FFO Applicable to Common Shares and Dilutive Securities is calculated as follows:

	YEAR ENDED DECEMBER 31,
	2023	2022	202
Net income (loss)	$5,269	$$52,233	$($5,360)
Depreciation and amortization related to investment properties	112,578	94,142	86,257
Gain on sale of investment properties, net	(2,691)	(38,249)	(1,522)
Unconsolidated joint venture adjusting items (a)	$342	$3,850	$4,713
NAREIT FFO Applicable to Common Shares and Dilutive Securities	115,498	111,976	84,088
Amortization of market-lease intangibles and inducements, net	(3,343)	(5,589)	(4,318)
Straight-line rent adjustments, net	(3,349)	(3,815)	(2,805)
Amortization of debt discounts and financing costs	4,113	2,816	1,816
Adjusting items, net (b)	(969)	(18)	385
Unconsolidated joint venture adjusting items, net (c)	(92)	582	672
Direct Listing Cost	—	—	19,769
Core FFO Applicable to Common Shares and Dilutive Securities	$111,858	$105,952	$99,607

Weighted average common shares outstanding - basic	67,531,898	67,406,233	71,072,933
Dilutive effect of unvested restricted shares (d)	281,282	119,702	—
Weighted average common shares outstanding - diluted	67,813,180	67,525,935	71,072,933

Net income (loss) per diluted share	$$0.08	$0.77	$(0.08)
Per share adjustments for NAREIT FFO	1.62	0.89	1.26
NAREIT FFO per diluted share	$$1.70	$1.66	$1.18
Per share adjustments for Core FFO	(0.05)	(0.09)	0.22
Core FFO per diluted share	$1.65	$1.57	$1.40

(a)	Represents our share of depreciation, amortization, and gain on sale related to investment properties held in IAGM.

(b)	Adjusting items, net, are primarily loss on extinguishment of debt, depreciation and amortization of corporate assets, and non-operating income and expenses, net, which includes items which are not pertinent to measuring on-going operating performance, such as basis difference recognition arising from acquiring the four remaining properties of IAGM, and miscellaneous and settlement income.

(c)	Represents our share of amortization of market lease intangibles and inducements, net, straight line rent adjustments, net and adjusting items, net related to IAGM.

(d)	For purposes of calculating non-GAAP per share metrics, the same denominator is used as that which would be used in calculating diluted earnings per share in accordance with GAAP.

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APPENDIX B

SECOND AMENDMENT TO

INVENTRUST PROPERTIES CORP.

2015 INCENTIVE AWARD PLAN

THIS SECOND AMENDMENT TO INVENTRUST PROPERTIES CORP. 2015 INCENTIVE AWARD PLAN (this “Second Amendment”), dated as of March 20, 2024, is made and adopted by the Board of Directors (the “Board”) of InvenTrust Properties Corp., a Maryland corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the InvenTrust Properties Corp. 2015 Incentive Award Plan (as amended, the “Plan”);

WHEREAS, pursuant to Section 11.1(a) of the Plan, the Plan may be wholly or partially amended at any time or from time to time by the Board; and

WHEREAS, the Company desires to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as set forth herein, subject to approval by the Company’s stockholders of the Plan, as amended by the Second Amendment.

AMENDMENT

1.	Section 3.1(a) of the Plan is hereby amended and restated in its entirety as follows:

“Subject to Section 3.1(b) and Section 11.2 hereof, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is 5,750,000 Shares (the “Share Limit”). In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of Shares that may be issued under the Plan upon the exercise of Incentive Stock Options shall be 3,000,000 Shares.”

2.	The following is hereby added as a new sentence at the end of Section 9.3(b) of the Plan:

“Notwithstanding the foregoing, in no event shall any third-party financial institution be a “Permitted Transferee”.”

3.	Section 10.4(d) of the Plan is hereby amended and restated in its entirety as follows:

“Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;”

4.	The last sentence of Section 11.1(b) of the Plan is hereby amended and restated in its entirety as follows:

“Notwithstanding anything herein to the contrary, no Incentive Stock Option shall be granted under the Plan after the tenth (10th) anniversary of the date on which the Second Amendment to the Plan, dated as of March 20, 2024, is adopted by the Board.”

5.	This Second Amendment shall be and is hereby incorporated in and forms a part of the Plan.

6.	Except as expressly provided herein, all terms and provisions of the Plan shall remain in full force and effect.

[Signature Page Follows]

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I hereby certify that the foregoing Second Amendment was duly adopted by the Board of Directors of InvenTrust Properties Corp. on March 20, 2024.

Executed on this 20 day of March, 2024.

/s/ Christy L. David
by: Christy L. David
Title: EVP, COO, GC & Secretary

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APPENDIX C

FIRST AMENDMENT TO

INVENTRUST PROPERTIES CORP.

2015 INCENTIVE AWARD PLAN

THIS FIRST AMENDMENT TO INVENTRUST PROPERTIES CORP. 2015 INCENTIVE AWARD PLAN (this “First Amendment”), dated as of May 6, 2016, is made and adopted by the Board of Directors (the “Board”) of InvenTrust Properties Corp., a Maryland corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the InvenTrust Properties Corp. 2015 Incentive Award Plan (the “Plan”);

WHEREAS, pursuant to Section 11.1(a) of the Plan, the Plan may be wholly or partially amended at any time or from time to time by the Board; and

WHEREAS, the Company desires to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as set forth herein.

AMENDMENT

1.	The second and third sentences of Section 9.2 of the Plan are hereby amended and restated in their entirety as follows:

“The Administrator may in its sole discretion and in satisfaction of the foregoing requirement or in satisfaction of such additional withholding obligations as a Participant may have elected, allow a Participant to satisfy such obligations by any payment means described in Section 9.1 hereof, including without limitation, by allowing such Participant to elect to have the Company or an Affiliate withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum statutory withholding rates in such Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.”

2.	Section 9.4(d) is hereby amended and restated in its entirety as follows:

“(d) No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.”

3.	This First Amendment shall be and is hereby incorporated in and forms a part of the Plan.

4.	Except as expressly provided herein, all terms and provisions of the Plan shall remain in full force and effect.

I hereby certify that the foregoing First Amendment was duly adopted by the Board of Directors of InvenTrust Properties Corp. on May 6, 2016.

Executed as of the 6th day of May, 2016.

/s/ Scott W. Wilton
Scott W. Wilton
Executive Vice President, General Counsel and Secretary

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APPENDIX C

INVENTRUST PROPERTIES CORP.
2015 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

The purpose of the InvenTrust Properties Corp. 2015 Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of InvenTrust Properties Corp., a Maryland corporation (the “Company”) by linking the individual interests of Employees, Consultants and members of the Board to those of the Company’s stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company’s stockholders. The Plan is further intended to provide flexibility to the Company and its subsidiaries in their ability to motivate, attract, and retain the services of those individuals upon whose judgment, interest, and special effort the successful conduct of the Company’s operations is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 10 hereof. With reference to the duties of the Administrator under the Plan which have been delegated to one or more persons pursuant to Section 10.6 hereof, or which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2 “Affiliate” shall mean any Parent or any Subsidiary.

2.3 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.4 “Applicable Law” shall mean any applicable law, including without limitation, (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.5 “Award” shall mean an Option, a Restricted Stock award, a Performance Bonus Award, a Dividend Equivalent award, a Stock Payment award, a Restricted Stock Unit award, a Performance Share award, an Other Incentive Award or a Stock Appreciation Right, which may be awarded or granted under the Plan.

2.6 “Award Agreement” shall mean any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

2.7 “Board” shall mean the Board of Directors of the Company.

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2.8 “Change in Control” shall mean the first to occur of any of the events set forth in the following paragraphs: (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Company or an Affiliate or a Company employee benefit plan, including any trustee of such plan acting as trustee, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; (ii) a merger, reverse merger or other business combination or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation other than an Affiliate of the Company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger, reverse merger, business combination or consolidation; (iii) a majority of the members of the Board in effect on the Effective Date are replaced during any 12 month period after the Effective Date by directors whose appointment or election is not endorsed by a majority of the Board prior to the date of the appointment or election; or (iv) a sale or other disposition (other than to an Affiliate) of all or substantially all of the Company’s assets in any single transaction or series of related transactions.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (i), (ii), (iii) or (iv) above with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event” (within the meaning of Section 409A of the Code). Consistent with the terms of this Section 2.8, the Administrator shall have full and final authority to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.9 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.

2.10 “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board described in Article 10 hereof.

2.11 “Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

2.12 “Company” shall mean InvenTrust Properties Corp., a Maryland corporation.

2.13 “Consultant” shall mean any consultant or advisor of the Company or any Subsidiary who qualifies as a consultant or advisor under the applicable rules of Form S-8 Registration Statement.

2.14 “Director” shall mean a member of the Board, as constituted from time to time.

2.15 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 8.2 hereof.

2.16 “DRO” shall mean a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.17 “Effective Date” shall mean the date on which this Plan is duly adopted by the Board.

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2.18 “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.

2.19 “Employee” shall mean any officer or other employee (within the meaning of Section 3401(c) of the Code) of the Company or any Subsidiary.

2.20 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding stock-based Awards.

2.21 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.22 “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a) If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) listed, quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, its Fair Market Value shall be established by the Administrator in good faith.

2.23 “Greater Than 10% Stockholder” shall mean an individual then-owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any “parent corporation” or “subsidiary corporation” (as defined in Sections 424(e) and 424(f) of the Code, respectively).

2.24 “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code. Incentive Stock Options may only be granted under the Plan to the extent that the requirements of Section 422 of the Code are complied with, including the shareholder approval requirements under Treasury Regulation Section 1.422-2(b)(2).

2.25 “Individual Award Limit” shall mean the cash and share limits applicable to Awards granted under the Plan, as set forth in Section 3.3 hereof.

2.26 “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.27 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.28 “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 5 hereof. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.29 “Organizational Documents” shall mean, collectively, (a) the Company’s articles of incorporation, certificate of incorporation, bylaws or other similar organizational documents relating to the creation and governance of the Company, and (b) the Committee’s charter

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or other similar organizational documentation relating to the creation and governance of the Committee.

2.30 “Other Incentive Award” shall mean an Award denominated in, linked to or derived from Shares or value metrics related to Shares, granted pursuant to Section 8.6 hereof.

2.31 “Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.32 “Participant” shall mean a person who has been granted an Award pursuant to the Plan.

2.33 “Performance Bonus Award” shall mean an Award that is granted under Section 8.1 hereof.

2.34 “Performance Share” shall mean a contractual right awarded under Section 8.5 hereof to receive a number of Shares or the Fair Market Value of such number of Shares in cash based on the attainment of specified performance criteria determined by the Administrator.

2.35 “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined under the General Instructions to Form S-8 Registration Statement under the Securities Act or any successor Form thereto, or any other transferee specifically approved by the Administrator, after taking into account Applicable Law.

2.36 “Plan” shall mean this InvenTrust Properties Corp. 2015 Incentive Award Plan, as it may be amended from time to time.

2.37 “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.38 “REIT” shall mean a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

2.39 “Restricted Stock” shall mean an award of Shares made under Article 7 hereof that is subject to certain restrictions and may be subject to risk of forfeiture.

2.40 “Restricted Stock Unit” shall mean a contractual right awarded under Section 8.4 hereof to receive in the future a Share or the Fair Market Value of a Share in cash.

2.41 “Securities Act” shall mean the Securities Act of 1933, as amended.

2.42 “Share Limit” shall have the meaning provided in Section 3.1(a) hereof.

2.43 “Shares” shall mean shares of Common Stock.

2.44 “Stock Appreciation Right” shall mean an Award entitling the Participant (or other person entitled to exercise pursuant to the Plan) to exercise all or a specified portion thereof (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of such Award from the Fair Market Value on the date of exercise of such Award by the number of Shares with respect to which such Award shall have been exercised, subject to any limitations the Administrator may impose.

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2.45 “Stock Paysment” shall mean a payment in the form of Shares awarded under Section 8.3 hereof.

2.46 “Subsidiary” shall mean (a) a corporation, association or other business entity of which fifty percent (50%) or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Company and/or by one or more Subsidiaries, (b)any partnership or limited liability company of which fifty percent (50%) or more of the equity interests are owned, directly or indirectly, by the Company and/or by one or more Subsidiaries, and (c) any other entity not described in clauses (a) or (b) above of which fifty percent (50%) or more of the ownership and the power (whether voting interests or otherwise), pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Company and/or by one or more Subsidiaries.

2.47 “Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, an outstanding equity award previously granted by a company or other entity that is a party to such transaction; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.48 “Termination of Service” shall mean, unless otherwise determined by the Administrator:

(a) As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company and its Affiliates is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment and/or service as an Employee and/or Director with the Company or any Affiliate.

(b) As to a Non-Employee Director, the time when a Participant who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Participant simultaneously commences or remains in employment and/or service as an Employee and/or Consultant with the Company or any Affiliate.

(c) As to an Employee, the time when the employee-employer relationship between a Participant and the Company and its Affiliates is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement, but excluding terminations where the Participant simultaneously commences or remains in service as a Consultant and/or Director with the Company or any Affiliate.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether any Termination of Service resulted from a discharge for cause and whether any particular leave of absence constitutes a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of any Program, Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code. For purposes of the Plan, a Participant’s employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Participant ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

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ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Section 3.1(b) and Section 11.2 hereof, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is 30,000,000 Shares (the “Share Limit”). In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of Shares that may be issued under the Plan upon the exercise of Incentive Stock Options shall be 30,000,000 Shares.

(b) If any Shares subject to an Award are forfeited or expire or such Award is settled for cash (in whole or in part), the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan and shall be added back to the Share Limit in the same number of Shares as were debited from the Share Limit in respect of the grant of such Award (as may be adjusted in accordance with Section 11.2 hereof). Notwithstanding anything to the contrary contained herein, the following Shares shall not be added back to the Share Limit and will not be available for future grants of Awards: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares repurchased by the Company under Section 7.4 hereof at the same price paid by the Participant so that such Shares are returned to the Company will again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan, except to the extent required by reason of Section 422 of the Code. Additionally, in the event that a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that, in the event that the Common Stock is then listed on a national securities exchange, such shares may only be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan to the extent that grants of Awards using such available shares are (i) permitted without stockholder approval under the rules of the principal securities exchange on which the Common Stock is then listed and (ii) made only to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

3.2 Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock or Common Stock purchased on the open market.

3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 11.2 hereof, (a) the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 4,500,000 Shares, (b) the maximum aggregate amount of cash that may be paid in cash during any calendar year with respect to one or more Awards payable in cash shall be $10,000,000, and (c) the maximum aggregate value (determined as of the date of grant under Applicable Accounting Standards), determined as of the date of grant, of Awards that may be granted to any Non-Employee Director during any calendar year shall be $500,000 (together, the “Individual Award Limits”).

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ARTICLE 4.

GRANTING OF AWARDS

4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom one or more Awards shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual or other Person shall have any right to be granted an Award pursuant to the Plan.

4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement stating the terms and conditions applicable to such Award, consistent with the requirements of the Plan and any applicable Program. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding anything contained herein to the contrary, with respect to any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, the Plan, any applicable Program and the applicable Award Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule, and such additional limitations shall be deemed to be incorporated by reference into such Award to the extent permitted by Applicable Law.

4.4 At-Will Service. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Participant any right to continue as an Employee, Director or Consultant of the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company or any Affiliate, which rights are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of any Participant’s employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Participant and the Company or any Affiliate.

4.5 Foreign Participants. Notwithstanding any provision of the Plan or an applicable Program to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange or Applicable Law, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the Share Limit or Individual Award Limits contained in Sections 3.1 and 3.3 hereof, respectively; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange.

4.6 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

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ARTICLE 5.

GRANTING OF OPTIONS AND STOCK APPRECIATION RIGHTS

5.1 Granting of Options and Stock Appreciation Rights to Eligible Individuals. The Administrator is authorized to grant Options and Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

5.2 Qualification of Incentive Stock Options. Incentive Stock Options may only be granted under the Plan to the extent that the requirements of Section 422 of the Code are complied with, including the shareholder approval requirements under Treasury Regulation Section 1.422-2(b)(2). No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any “parent corporation” or “subsidiary corporation” of the Company (as defined in Sections 424(e) and 424(f) of the Code, respectively). No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Participant, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and all other plans of the Company or any “parent corporation” or “subsidiary corporation” of the Company (as defined in Section 424(e) and 424(f) of the Code, respectively) exceeds one hundred thousand dollars ($100,000), the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective options were granted. In addition, to the extent that any Options otherwise fail to qualify as Incentive Stock Options, such Options shall be treated as Nonqualified Stock Options. Any interpretations and rules under the Plan with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code.

5.3 Option and Stock Appreciation Right Exercise Price. The exercise price per Share subject to each Option and Stock Appreciation Right shall be set by the Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option or Stock Appreciation Right, as applicable, is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.

5.4 Option and SAR Term. The term of each Option and the term of each Stock Appreciation Right shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option or Stock Appreciation Rights, as applicable, is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Participant has the right to exercise the vested Options or Stock Appreciation Rights, which time period may not extend beyond the stated term of the Option or Stock Appreciation Right. Except as limited by the requirements of Section 409A or Section 422 of the Code, subject to the limitations set forth in the first sentence of this Section 5.4, the Administrator may extend the term of any outstanding Option or Stock Appreciation Right, and may extend the time period during which vested Options or Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Participant or otherwise, and may amend any other term or condition of such Option or Stock Appreciation Right relating to such a Termination of Service or otherwise.

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5.5 Option and SAR Vesting.

(a) The terms and conditions pursuant to which an Option or Stock Appreciation Right vests in the Participant and becomes exercisable shall be determined by the Administrator and set forth in the applicable Award Agreement. Such vesting may be based on service with the Company or any Affiliate, or any other criteria selected by the Administrator. At any time after the grant of an Option or Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the vesting of the Option or Stock Appreciation Right.

(b) Unless otherwise determined by the Administrator in the Award Agreement, the applicable Program or by action of the Administrator following the grant of the Option or Stock Appreciation Right, no portion of an Option or Stock Appreciation Right which is unexercisable at a Participant’s Termination of Service shall thereafter become exercisable.

5.6 Substitution of Stock Appreciation Rights. The Administrator may, in its sole discretion, substitute an Award of Stock Appreciation Rights for an outstanding Option at any time prior to or upon exercise of such Option; provided, however, that such Stock Appreciation Rights shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price and remaining term as the substituted Option.

ARTICLE 6.

EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS

6.1 Exercise and Payment. An exercisable Option or Stock Appreciation Right may be exercised in whole or in part. However, an Option or Stock Appreciation Right shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option or Stock Appreciation Right, a partial exercise must be with respect to a minimum number of Shares. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 6 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

6.2 Manner of Exercise. All or a portion of an exercisable Option or Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock plan administrator of the Company or such other person or entity designated by the Administrator, or his or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option or Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then entitled to exercise the Option or Stock Appreciation Right or such portion thereof;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator may, in its sole discretion, also take such additional actions as it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option or Stock Appreciation Right shall be exercised pursuant to Section 9.3 hereof by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option or Stock Appreciation Right, as determined in the sole discretion of the Administrator; and

(d) Full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Option or Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by the Administrator in accordance with Sections 9.1 and 9.2 hereof.

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6.3 Notification Regarding Disposition. The Participant shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two (2) years after the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) of such Option to such Participant, or (b) one (1) year after the date of transfer of such Shares to such Participant.

ARTICLE 7.

RESTRICTED STOCK

7.1 Award of Restricted Stock.

(a) The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan or any applicable Program, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law.

7.2 Rights as Stockholders. Subject to Section 7.4 hereof, upon issuance of Restricted Stock, the Participant shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in the Plan, an applicable Program or in the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the shares may be subject to the restrictions set forth in Section 7.3 hereof. In addition, with respect to Restricted Stock that is subject to performance-based vesting, dividends which are paid prior to vesting shall only be paid out to the Participant to the extent that the performance-based vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

7.3 Restrictions. All shares of Restricted Stock (including any shares received by Participants thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall be subject to such restrictions and vesting requirements as the Administrator shall provide in the applicable Program or Award Agreement. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of any Program or by the applicable Award Agreement.

7.4 Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator, if no purchase price was paid by the Participant for the Restricted Stock, upon a Termination of Service, the Participant’s rights in unvested Restricted Stock then subject to restrictions shall lapse and be forfeited, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration on the date of such Termination of Service. If a purchase price was paid by the Participant for the Restricted Stock, upon a Termination of Service the Company shall have the right to repurchase from the Participant the unvested Restricted Stock then-subject to restrictions at a cash price per share equal to the price paid by the Participant for such Restricted Stock or such other amount as may be specified in an applicable Program or the applicable Award Agreement. The Administrator in its sole discretion may provide that, upon certain events, including without limitation a Change in Control, the Participant’s death, retirement or disability, any other specified Termination of Service or any other event, the Participant’s rights in unvested Restricted Stock shall not terminate, such Restricted Stock shall vest and cease to be forfeitable and, if applicable, the Company shall cease to have a right of repurchase.

7.5 Certificates/Book Entries for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner

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as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.

ARTICLE 8.

PERFORMANCE BONUS AWARDS; DIVIDEND EQUIVALENTS; STOCK PAYMENTS; RESTRICTED STOCK UNITS; PERFORMANCE SHARES;

OTHER INCENTIVE AWARDS

8.1 Performance Bonus Awards.

(a) The Administrator may grant Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of performance goals, or such other criteria which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.

8.2 Dividend Equivalents.

(a) Subject to Section 8.2(b) hereof, Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Participant (or such other date as may be determined by the Administrator) and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award that is subject to performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Participant to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.

(b) Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

8.3 Stock Payments. The Administrator is authorized to make one or more Stock Payments to any Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon such criteria, including service to the Company or any Affiliate, determined by the Administrator. Stock Payments may, but are not required to be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

8.4 Restricted Stock Units. The Administrator is authorized to grant Restricted Stock Units to any Eligible Individual. The number and terms and conditions of Restricted Stock Units shall be determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on such criteria, including service to the Company or any Affiliate, in each case, on a specified date or dates or over any period or periods, as determined by the Administrator. The Administrator shall specify, or may permit the Participant to elect, the conditions and dates upon which the Shares underlying the Restricted Stock Units shall be issued, which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become nonforfeitable and which conditions and dates shall be consistent with the applicable provisions of Section 409A of the Code or an exemption therefrom. On the distribution dates, the Company shall issue to the Participant one unrestricted, fully transferable Share (or the Fair Market Value of one such Share in cash) for each vested and nonforfeitable Restricted Stock Unit.

8.5 Performance Share Awards. Any Eligible Individual selected by the Administrator may be granted one or more Performance Share awards which shall be denominated in a number or range of Shares and the vesting of which may be linked to performance criteria (in

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each case on a specified date or dates or over any period or periods determined by the Administrator) and/or time-vesting or other criteria, as determined by the Administrator.

8.6 Other Incentive Awards. The Administrator is authorized to grant Other Incentive Awards to any Eligible Individual, which Awards may cover Shares or the right to purchase Shares or have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in or based on, Shares, shareholder value or shareholder return, in each case, on a specified date or dates or over any period or periods determined by the Administrator. Other Incentive Awards may be linked to any one or more performance criteria determined appropriate by the Administrator. Other Incentive Awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator.

8.7 Other Terms and Conditions. All applicable terms and conditions of each Award described in this Article 8, including without limitation, as applicable, the term, vesting conditions and exercise/purchase price applicable to the Award, shall be set by the Administrator in its sole discretion, provided, however, that the value of the consideration paid by a Participant for an Award shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

8.8 Exercise upon Termination of Service. Awards described in this Article 8 are exercisable or distributable, as applicable, only while the Participant is an Employee, Director or Consultant, as applicable. The Administrator, however, in its sole discretion may provide that such Award may be exercised or distributed subsequent to a Termination of Service as provided under an applicable Program, Award Agreement, payment deferral election and/or in certain events, including without limitation, a Change in Control, the Participant’s death, retirement or disability or any other specified Termination of Service.

ARTICLE 9.

ADDITIONAL TERMS OF AWARDS

9.1 Payment. The Administrator shall determine the method or methods by which payments by any Participant with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) held for such minimum period of time as may be established by the Administrator, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Participant has placed a market sell order with a broker with respect to Shares then-issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, however, that payment of such proceeds is then made to the Company upon settlement of such sale, (d) other form of legal consideration acceptable to the Administrator, or (e) any combination of the foregoing. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

9.2 Tax Withholding. The Company and its Affiliates shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or an Affiliate, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s social security, Medicare and any other employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising in connection with any Award. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a Participant to satisfy such obligations by any payment means described in Section 9.1 hereof, including without limitation, by allowing such Participant to elect to have the Company or an Affiliate withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such

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liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

9.3 Transferability of Awards.

                 (a) Except as otherwise provided in Section 9.3(b) or (c) hereof:

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii) No Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to the satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by clause (i) of this provision; and

(iii) During the lifetime of the Participant, only the Participant may exercise any exercisable portion of an Award granted to him under the Plan, unless it has been disposed of pursuant to a DRO. After the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant’s will or under the then-applicable laws of descent and distribution.

(b) Notwithstanding Section 9.3(a) hereof, the Administrator, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is to become a Non-Qualified Stock Option) to any one or more Permitted Transferees of such Participant, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee (other than to another Permitted Transferee of the applicable Participant) other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant (or transferring Permitted Transferee) and the Permitted Transferee shall execute any and all documents requested by the Administrator, including without limitation, documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer. In addition, and further notwithstanding Section 9.3(a) hereof, the Administrator, in its sole discretion, may determine to permit a Participant to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and applicable state law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

(c) Notwithstanding Section 9.3(a) hereof, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Participant, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a “community property” state, a designation of a person other than the Participant’s spouse or domestic

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partner, as applicable, as his beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written or electronic consent of the Participant’s spouse or domestic partner. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is delivered to the Administrator in writing prior to the Participant’s death.

9.4 Conditions to Issuance of Shares.

(a) The Administrator shall determine the methods by which Shares shall be delivered or deemed to be delivered to Participants. Notwithstanding anything herein to the contrary, neither the Company nor its Affiliates shall be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Participant make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems advisable in order to comply with any such Applicable Law.

(b) All Share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

(c) The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d) No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e) The Company, in its sole discretion, may (i) retain physical possession of any stock certificate evidencing Shares until any restrictions thereon shall have lapsed and/or (ii) require that the stock certificates evidencing such Shares be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to such Shares.

(f) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company and/or its Affiliates may, in lieu of delivering to any Participant certificates evidencing Shares issued in connection with any Award, record the issuance of Shares in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

9.5 Forfeiture and Claw-Back Provisions.

(a) Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Participant to agree by separate written or electronic instrument, that: (i) any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, (y) the Participant at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (z) the Participant incurs a Termination of Service for cause; and

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(b) All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the applicable provisions of any claw-back policy implemented by the Company, whether implemented prior to or after the grant of such Award, including without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law, including without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

9.6 Prohibition on Repricing. Subject to Section 11.2 hereof, the Administrator shall not, without the approval of the stockholders of the Company, (a) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 11.2 hereof, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

9.7 Leave of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder shall not be suspended during any unpaid leave of absence.

ARTICLE 10.

ADMINISTRATION

10.1 Administrator. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors of the Company appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, in each case, to the extent required under such provision; provided, however, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 10.l or otherwise provided in the Organizational Documents. Except as may otherwise be provided in the Organizational Documents, appointment of Committee members shall be effective upon acceptance of appointment, Committee members may resign at any time by delivering written or electronic notice to the Board, and vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors of the Company and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 10.6 hereof.

10.2 Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan and all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement provided that the rights or obligations of the holder of the Award that is the subject of any such Program or Award Agreement are not materially adversely affected by such amendment, unless the consent of the Participant is obtained or such amendment is otherwise permitted under Section 11.12 hereof. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee in its capacity as the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

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10.3 Action by the Committee. Unless otherwise established by the Board or in the Organizational Documents or as required by Applicable Law, a majority of the Administrator shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

10.4 Authority of Administrator. Subject to any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to each Eligible Individual;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any reload provision, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Determine as between the Company and any Subsidiary which entity will make payments with respect to an Award, consistent with applicable securities laws and other Applicable Law;

(h) Decide all other matters that must be determined in connection with an Award;

(i) Establish, adopt, or revise any Programs, rules and regulations as it may deem necessary or advisable to administer the Plan;

(j) Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; and

(k) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

10.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

10.6 Delegation of Authority. To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards

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or to take other administrative actions pursuant to this Article 10; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under the Organizational Documents and other Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 10.6 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.

ARTICLE 11.

MISCELLANEOUS PROVISIONS

11.1 Amendment, Suspension or Termination of the Plan.

(a) Except as otherwise provided in this Section 11.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that, except as provided in Section 11.12 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the Participant, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.

(b) Notwithstanding Section 11.1(a), the Administrator may not, except as provided in Section 11.2, take any of the following actions without the approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator: (i) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award in violation of Section 9.6 hereof. Notwithstanding anything herein to the contrary, no Incentive Stock Option shall be granted under the Plan after the tenth (10th) anniversary of the date on which the Plan is adopted by the Board.

11.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator may make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the Share Limit and Individual Award Limits); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and/or (iv) the grant or exercise price per share for any outstanding Awards under the Plan.

(b) In the event of any transaction or event described in Section 11.2(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law or Applicable Accounting Standards, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in Applicable Law or Applicable Accounting Standards:

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(i) To provide for the termination of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.2, the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment);

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price;

(iii) To make adjustments in the number and type of securities subject to outstanding Awards and Awards which may be granted in the future and/or in the terms, conditions and criteria included in such Awards (including the grant or exercise price, as applicable);

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all securities covered thereby, notwithstanding anything to the contrary in the Plan or an applicable Program or Award Agreement;

(v) To replace such Award with other rights or property selected by the Administrator in its sole discretion; and/or

(vi) To provide that the Award cannot vest, be exercised or become payable after such event.

(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 11.2(a) and 11.2(b) hereof:

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

(ii) The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments to the Share Limit and the Individual Award Limits).

The adjustments provided under this Section 11.2(c) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(d) Except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company (or an Affiliate) and a Participant, if a Change in Control occurs and a Participant’s outstanding Awards are not continued, converted, assumed, or replaced by the surviving or successor entity in such Change in Control, then, immediately prior to the Change in Control, such outstanding Awards, to the extent not continued, converted, assumed, or replaced, shall become fully vested and, as applicable, exercisable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Administrator may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Administrator, in its sole and absolute discretion, shall determine. For the avoidance of doubt, if the value of an Award that is terminated in connection with this Section 11.2(d) is zero or negative at the time of such Change in Control, such Award shall be terminated upon the Change in Control without payment of consideration therefor.

(e) The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement

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or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(f) Unless otherwise determined by the Administrator, no adjustment or action described in this Section 11.2 or in any other provision of the Plan shall be authorized to the extent it would (i) cause the Plan to violate Section 422(b)(1) of the Code, (ii) result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act, or (iii) cause an Award to fail to be exempt from or comply with Section 409A of the Code.

(g) The existence of the Plan, any Program, any Award Agreement and/or any Award granted hereunder shall not affect or restrict in any way the right or power of the Company, the stockholders of the Company or any Affiliate to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s or such Affiliate’s capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock, the securities of any Affiliate or the rights thereof or which are convertible into or exchangeable for Common Stock or securities of any Affiliate, or the dissolution or liquidation of the Company or any Affiliate, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(h) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.

11.3 No Stockholders Rights. Except as otherwise provided herein or in an applicable Program or Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record owner of such Shares.

11.4 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

11.5 Section 83(b) Election. No Participant may make an election under Section 83(b) of the Code with respect to any Award under the Plan without the consent of the Administrator, which the Administrator may grant or withhold in its sole discretion. If, with the consent of the Administrator, a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Award as of the date of transfer of the Award rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

11.6 Grant of Awards to Certain Employees or Consultants. The Company or any Subsidiary may provide through the establishment of a formal written policy or otherwise for the method by which Shares or other securities of the Company may be issued and by which such Shares or other securities and/or payment therefor may be exchanged or contributed among such entities, or may be returned upon any forfeiture of Shares or other securities by the Participant.

11.7 REIT Status. The Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No Award shall be granted or awarded, and with respect to any Award granted under the Plan, such Award shall not vest, be exercisable or be settled:

(a) to the extent that the grant, vesting, exercise or settlement of such Award could cause the Participant or any other

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person to be in violation of the Common Stock Ownership Limit or the Aggregate Stock Ownership Limit (each as defined in the Company’s charter, as amended from time to time) or any other provision of Section 7.2 of the Company’s charter; or

(b) if, in the discretion of the Administrator, the grant, vesting, exercise or settlement of such Award could impair the Company’s status as a REIT.

11.8 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

11.9 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan, the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. The Administrator, in its sole discretion, may take whatever actions it deems necessary or appropriate to effect compliance with Applicable Law, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. Notwithstanding anything to the contrary herein, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such Applicable Law.

11.10 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

11.11 Governing Law. The Plan and any Programs or Award Agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Maryland without regard to conflicts of laws thereof.

11.12  Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Plan, any applicable Program and the Award Agreement covering such Award shall be interpreted in accordance with Section 409A of the Code. Notwithstanding any provision of the Plan to the contrary, in the event that, following the Effective Date, the Administrator determines that any Award may be subject to Section 409A of the Code, the Administrator may adopt such amendments to the Plan, any applicable Program and the Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to avoid the imposition of taxes on the Award under Section 409A of the Code, either through compliance with the requirements of Section 409A of the Code or with an available exemption therefrom. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 11.12 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.

11.13  No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

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11.14 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.

11.15 Indemnification. To the extent allowable pursuant to Applicable Law and the Company’s charter and bylaws, each member of the Board and any officer or other employee to whom authority to administer any component of the Plan is delegated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Organizational Documents, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

11.16 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

11.17 Expenses. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of InvenTrust Properties Corp. effective June 19, 2015.

Executed on this 19th day of June, 2015.

/s/ Scott W. Wilton
Name	Scott W. Wilton

Title	Executive Vice President, General Counsel and Secretary

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InvenTrust
Properties

CORPORATE OFFICE
3025 Highland Parkway | Suite 350
Downers Grove, IL 60515

630.570.0700
InvestorRelations@InvenTrustProperties.com

INVENTRUST PROPERTIES CORP.
P.O. BOX 43007
PROVIDENCE, RI 02940-3007

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 6, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 2, 2024 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/IVT2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 6, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 2, 2024 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V41847-P08884 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

INVENTRUST PROPERTIES CORP.

The Board of Directors recommends you vote FOR the following proposals:

Nominees:

	For	**Withhold**
1a. Stuart Aitken	☐	☐
1b. Amanda Black	☐	☐
1c. Daniel J. Busch	☐	☐
1d. Thomas F. Glavin	☐	☐
1e. Scott A. Nelson	☐	☐
1f. Paula J. Saban	☐	☐
1g. Smita N. Shah	☐	☐
1h. Michael A. Stein	☐	☐
1i. Julian E. Whitehurst	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V41848-P08884

INVENTRUST PROPERTIES CORP.
Annual Meeting of Stockholders
May 7, 2024 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Daniel (DJ) Busch and Christy L. David, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to attend the Annual Meeting of Stockholders of INVENTRUST PROPERTIES CORP. to be held virtually at 9:00 AM, CDT on May 7th at www.virtualshareholdermeeting.com/IVT2024 and any postponement or adjournment thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at such meeting with all powers possessed by the undersigned if personally present at such meeting. Each proxy is authorized to vote as directed on the reverse side hereof and otherwise in his or her discretion with respect to any other business as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and the Proxy Statement and revokes any proxy heretofore given with respect to such meeting or any postponement or adjournment thereof.

The votes entitled to be cast by the undersigned, when this proxy is properly executed, will be cast in the manner directed herein. If this proxy is properly executed and no such direction is made, the votes entitled to be cast by the undersigned will be cast in accordance with the Board of Directors recommendations.

Continued and to be signed on reverse side